As filed with the Securities and Exchange Commission on January 30, 2009

Securities Act File No. 333-61973

Investment Company Act File No. 811-08977

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM  N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[X]
Pre-Effective Amendment No.		[ ]
Post-Effective Amendment No.	19	[X]

	AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[X]
Amendment No.	21	[X]

Genworth Financial Asset Management Funds
(formerly GE Private Asset Management Funds)

 (Exact Name of Registrant as Specified in Charter)

2300 Contra Costa Blvd., Suite 600
Pleasant Hill, CA 94523

(Address of Principal Executive Offices) (Zip Code)

(800) 664-5345

(Registrant’s Telephone Numbers, Including Area Code)

Regina M. Fink
Secretary
Genworth Financial Asset Management Funds
2300 Contra Costa Blvd., Suite 600
Pleasant Hill, CA 94523

 (Name and Address of Agent for Service)

With copy to:
Mike O’Hare
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103

As soon as practicable after this Registration Statement is declared effective.
(Approximate Date of Proposed Public Offering)

It is proposed that this filing will become effective (check appropriate box):

[   ]                      immediately upon filing pursuant to paragraph (b).
[X]                      on _January 30, 2009 pursuant to paragraph (b).
[   ]                      60 days after filing pursuant to paragraph (a)(1).
[   ]                      on (date) pursuant to paragraph (a)(1).
[   ]                      75 days after filing pursuant to paragraph (a)(2).
[   ]                      on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate check the following box:
[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

GENWORTH FINANCIAL ASSET MANAGEMENT FUNDS

GENWORTH FINANCIAL CONTRA FUND

PROSPECTUS | JANUARY 30, 2009

As with all mutual funds, the Securities and Exchange Commission (“SEC”) does not guarantee that the information in this Prospectus is accurate or complete, nor has it judged the above fund for investment merit. It is a criminal offense to state otherwise.

Contents

Investments, Risks and Performance	3
More About Risk	7
Management	9
Account Policies	10
Shareholder Services	13
Dividends, Distributions and Taxes	13
Frequent Trading	14
Financial Highlights	15
Privacy Policy	16
For Additional Information	Back Cover

2

Investments, Risks and Performance

GOAL AND STRATEGIES

    Genworth Financial Contra Fund (the “Fund”) seeks to provide protection against declines in the value of the U.S. equity allocation of certain assets managed by Genworth Financial Wealth Management, Inc. (“GFWM”) (formerly known as Genworth Financial Asset Management, Inc.) for its private advisory clients. This investment goal may be changed by the Board of Trustees without shareholder approval. The Fund is a no-load, non-diversified investment series of Genworth Financial Asset Management Funds (the “Trust”).

As the Fund’s investment advisor, GFWM analyzes various mutual funds and directly held securities owned by certain of its private advisory clients and performs a statistical analysis of the return characteristics of these securities at an individual security and/or at the portfolio level. Because mutual fund companies are not required to report their individual securities holdings directly to GFWM, this periodic analysis may include a review of historic security holdings of the mutual funds, as described in public documents. Likewise, in the case of directly held securities, this periodic analysis may include a review of historic holdings or recommendations for client accounts.

Based on this analysis, GFWM determines a composite performance benchmark -- which it calls the Equity Hedging Benchmark.  It then instructs Credit Suisse Asset Management, LLC (”Credit Suisse”), the Fund's sub-advisor, of the nature, timing and performance expectations related to and associated with this Equity Hedging Benchmark.  Credit Suisse uses a quantitative and qualitative investment process to select investments designed to provide protection against severe declines in the performance of the broad-based equity market beyond predetermined levels as reflected by the Equity Hedging Benchmark.  As a result of these hedging investment techniques, the value of your investment in the Fund generally may decrease when the value of the Equity Hedging Benchmark appreciates.  Conversely, when the value of the Equity Hedging Benchmark decreases, the value of your investment in the Fund generally will increase.

PORTFOLIO INVESTMENTS

To achieve its investment goal, the Fund intends to use the following instruments:

●	options on securities and stock indexes;
●	stock index futures contracts;
●	options on stock index futures contracts;
●	cash, cash equivalents and short-term market instruments; and
●
DIAMONDS (Dow Jones Industrial Average Model New Depositary Shares) and SPDRs (Standard & Poor’s Depositary Receipts), which are exchange-traded funds (“ETFs”) intended to track the performance and dividend yield of the Dow Jones Industrial Average and the Standard & Poor’s 500 Index (the “S&P Index”), respectively.

To the extent that the Fund invests in shares of ETFs, the Fund will indirectly bear its proportionate share of the expenses of the underlying investment vehicle.

Defensive investing. The Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market instruments. If the Fund takes a temporary defensive position, it may be unable to achieve its investment goal. The Fund may also engage, to a limited extent, in other investment practices in order to achieve its investment goal. GFWM and Credit Suisse currently intend to pursue the Fund’s investment goal regardless of market conditions.

The Fund will not invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to investments or obligations of the U.S. Government or any of its agencies or instrumentalities or the purchase of options on securities indexes.

3

Investments, Risks and Performance (continued)

RISK FACTORS

Investment in the Fund involves special risks, some not traditionally associated with mutual funds. Investors should carefully review and evaluate these risks when considering an investment in the Fund. The Fund alone does not constitute a balanced investment plan. Investors could lose money on their investments in the Fund, or the Fund may not perform as well as other investments.

The value of your investment in the Fund is designed to increase during times when the value of the Equity Hedging Benchmark is decreasing. Conversely, when the value of the Equity Hedging Benchmark increases, the value of your investment in the Fund should decrease. The Fund is subject to the following principal risk factors:

Available Information Risk. Because the mutual funds held for GFWM’s clients are not required to report their securities holdings to GFWM, and because GFWM may not know what securities will be held directly for clients, GFWM may be unable to determine the current market exposure of the Equity Hedging Benchmark, and thus may have imperfect knowledge of the exact risks to be hedged.

Benchmark Risk. The Equity Hedging Benchmark is based on the securities holdings of certain GFWM private advisory clients, which include various mutual funds and directly held securities. An individual’s investment portfolio may differ from the Equity Hedging Benchmark. As a result, when the Fund selects investments designed to provide protection against the declines in the performance of the Equity Hedging Benchmark, the hedge may not be successful in achieving its intended goal with respect to any particular individual investment portfolio.

Derivatives Risk. The Fund’s use of options, futures and options on futures (“derivatives”) involves additional risks and transaction costs, such as (i) the risk of adverse changes in the value of these instruments, (ii) the risk of imperfect correlation between the price of derivatives and movements in the price of the underlying securities, index or futures contracts, (iii) the fact that use of derivatives requires different skills than those needed to select portfolio securities, and (iv) the risk of the possible absence of a liquid secondary market for a particular derivative at any moment in time.

Exposure Risk. Certain investments (such as options and futures) and certain practices may have the effect of magnifying declines as well as increases in the Fund’s net asset value (“NAV”). Losses from buying and selling futures can be unlimited.

Management Risk. There is a risk that a strategy used by the Fund may fail to produce the intended result. This risk is common to all mutual funds.

Market Risk. The market value of individual securities and securities indices may move up and down, sometimes rapidly and unpredictably. Stock markets tend to move in cycles, with periods of rising stock prices and periods of falling stock prices. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time.  The value of the Fund’s investments in derivatives generally depend upon the value of the underlying security, index, or futures contract, all of which are subject to market risk.

Nondiversification Risk. The risk that adverse events affecting a single issuer or counterparty could cause a larger loss than if the Fund’s investments were diversified among a larger number of issuers or counterparties. The Fund is technically considered to be “non-diversified” primarily because the Options Clearing Corporation (“OCC”) is considered to be the issuer of the exchange-traded index options in which the Fund invests. In the unlikely event of the failure of the OCC or its inability to fulfill its obligations with respect to the options it has issued, the value of those options may decline, and therefore, the value of the investment in the Fund may decline more than if the Fund held a diversified portfolio of investments.

Portfolio Turnover Rate Risk. The Trust anticipates that investors that are part of a tactical or strategic asset allocation strategy may frequently redeem shares of the Fund.  The Fund may in turn be forced to trade in order to meet such redemption requests, which will cause the Fund to experience higher portfolio turnover. A higher portfolio turnover rate may result in the Fund paying more brokerage commissions and generating greater tax liabilities for shareholders. Additionally, high portfolio turnover may adversely affect the ability of the Fund to meet its investment goals.

4

Investments, Risks and Performance (continued)

Regulatory Risk. At times, the Fund may be constrained in its ability to use futures, options on futures or other derivatives by an unanticipated inability to close positions when it would be most advantageous to do so.

Trading Halt Risk. Certain major exchanges on which options and futures contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much an option or futures contract may decline over various time periods within a day. If an option or futures contract’s price declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs before the close of a trading day, the Fund may not be able to purchase or sell options or futures contracts. In such an event, the Fund also may be required to use a “fair value” method to price its outstanding contracts.

To the extent that the Fund invests in certain securities, the Fund may be affected by additional risks as discussed in “More About Risk.” Please read “More About Risk” carefully before you invest in the Fund.

PERFORMANCE INFORMATION

         The following shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based unmanaged securities market index of large capitalization companies. The bar chart and the information below show performance of the Fund’s shares. Unlike the bar chart, the performance for shares in the Average Annual Total Returns table reflects the impact of the redemption of shares at the end of the period and the reinvestment of distributions and dividends. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Total Return

HIGHEST AND LOWEST QUARTER RETURNS
(for periods shown in the bar chart)

Highest: 240.87% in 4th Quarter 2008. Lowest: -90.20% in 4th Quarter 2004.

5

Investments, Risks and Performance (continued)

Average Annual Total Returns Calendar Years Ended December 31, 2008

	1 year(3)	5 years(3)	10 years(3)
Return Before Taxes	7.99%	(98.59%)	(88.62%)
Return After Taxes on Distributions(1)	7.99%	(98.59%)	(88.99%)
Return After Taxes on Distributions and Sale of Fund Shares(1)	5.20%	(31.57%)	(9.92%)
S&P 500 Index(2)	(37.00%)	(2.19%)	(1.38%)

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
(2) The S&P 500 Index is an unmanaged market-value weighted index comprised of 500 widely held common stocks. It is not possible to invest directly in the index. Index performance does not reflect deductions for fees, expenses or taxes.
(3) During the periods shown, GFWM may have reduced or waived certain expenses which would have otherwise lowered the Fund’s total returns.  The Fund commenced operations on December 7, 1998.

FEE TABLE

As an investor, you pay certain fees and expenses in connection with the Fund, which are described in the table below. “Shareholder Fees” are paid from your account. “Annual Fund Operating Expenses” are paid out of Fund assets, so their effect is included in the share price. “Annual Fund Operating Expense” figures are for the fiscal year ended September 30, 2008.

Shareholder Fees (paid directly from your investment)
Sales charge (load) on purchases	None
Deferred sales charge (load)	None
Redemption fees	None

Annual Fund Operating Expenses (deducted from Fund assets)
Management fee	1.20%
Distribution and service (12b-1) fees	None
Other expenses	0.52%
Total Annual Fund Operating Expenses	1.72%*

* As a result of a voluntary expense limitation by GFWM, the ratio of expenses to average net assets of the Fund will not exceed 1.75%. GFWM may waive a portion of its fee or reimburse expenses in order to maintain expenses below this limitation. This expense limitation may be discontinued at any time without notice.  During the fiscal year ended September 30, 2008, GFWM waived fees such that the Fund’s annual operating expenses were 1.59% of average daily net assets.

6

Investments, Risks and Performance (continued)

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example, however, is only hypothetical and your actual costs may be higher or lower.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year:	3 Years:	5 Years:	10 Years:
$175	$542	$933	$2,030

More About Risk

GENERALLY

The Fund’s risk profile is largely defined by the Fund’s investment goal and principal strategies. The principal risks of investing in the Fund are described in the section entitled “Risk Factors” above. Before you invest, please make sure you understand the risks that apply to investing in the Fund. As with any mutual fund, there is no guarantee that you will make money over any period of time and you could lose money by investing in the Fund. All investments involve some level of risk. Simply defined, risk is the possibility that you may lose money or not make money.

Investments in the Fund are not bank deposits. They are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund may use certain investment practices that have higher risks and opportunities associated with them. However, the Fund has limitations and policies designed to reduce these risks. To the extent the Fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively.

OTHER TYPES OF INVESTMENT RISKS

Correlation Risk. The risk that changes in the value of a hedging instrument will not match those of the investment being hedged. Hedging is the use of one investment to offset the effects of another. Incomplete correlation can result in unanticipated risks.

Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

Early Closing Risk. The risk that unanticipated early closings of securities exchanges will result in the Fund being unable to sell or buy securities on a particular day. If an exchange closes early on a day when the Fund needs to execute a high volume of securities trades late in the trading day, the Fund might incur substantial trading losses.

Information Risk. The risk that key information about an issuer, security or market is inaccurate or unavailable.

Interest Rate Risk. The risk of a decline in an investment’s market value attributable to changes in interest rates. With bonds and other fixed income securities, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values.

7

More About Risk (continued)

Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead or forego an investment opportunity. Any of these could have a negative effect on Fund management or performance.

Opportunity Risk. The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in other investments.

Valuation Risk. The risk that the Fund has valued certain of its securities at a higher price than the price for which it can sell them.

PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”).

8

Management

ABOUT THE BOARD OF TRUSTEES

The Board of Trustees of the Trust supervises the Fund’s business affairs. The Board of Trustees approves all significant agreements between the Fund and the Fund’s service providers.

ABOUT THE INVESTMENT ADVISORS

The Investment Advisor. GFWM is located at 2300 Contra Costa Blvd., Ste. 600, Pleasant Hill, California 94523. As investment advisor to the Fund, GFWM is responsible for:

●	managing the day-to-day operations and business activities of the Fund;
●	determining the level and nature of the downside protection appropriate for the Fund;
●	evaluating and selecting a qualified investment sub-advisor to manage the Fund’s assets according to its investment goal and strategies;
●	monitoring the activities of the Fund’s sub-advisor and other vendors; and
●	providing office space and equipment.

GFWM is an investment advisor registered with the SEC.  GFWM sponsors the Genworth Financial Wealth Management Platform (the “GFWM Platform”) through which GFWM offers advisory services to clients referred to GFWM by registered investment advisors or broker-dealers or, alternatively, provides consulting and administrative services to other registered investment advisors that offer advisory services to their clients.  GFWM also offers advisory services directly to clients through its Private Client Group.  In addition to the Contra Fund, GFWM also acts as investment advisor to the AssetMark Funds, a series of sub-advised no-load mutual funds that are available in certain Investment Solutions offered on the GFWM Platform, and as investment advisor to the Genworth Variable Insurance Trust, a series of no-load mutual funds offered through variable insurance sold by GFWM’s affiliated insurance companies.  Through the GFWM Platform and these advisory services, as of December 31, 2008, GFWM managed or administered in excess of $12.5 billions in assets.  GFWM also provides asset allocation services to owners of certain variable insurance policies issued by its affiliated insurance companies.

GFWM is a wholly owned subsidiary of Genworth Financial, Inc., a publicly held insurance holding company.  GFWM was previously named AssetMark Investment Services, Inc. (“AIS”) and was renamed in connection with the merger in 2008 of affiliated registered investment advisor, Genworth Financial Asset Management, Inc., into AIS.

The Sub-Advisor. GFWM has engaged Credit Suisse to manage all or a portion of the Fund’s portfolio according to its investment goal and strategies and any instructions received from GFWM.

Credit Suisse, located at Eleven Madison Avenue, New York, New York 10010, is part of the asset management business of Credit Suisse Group AG, one of the world's leading banks.  Credit Suisse provides its clients with investment banking, private banking and asset management services worldwide.  The asset management business of Credit Suisse is comprised of a number of legal entities around the world that are subject to distinct regulatory requirements.  As of September 30, 2008, the asset management business of Credit Suisse had approximately $515 billion in assets under management.

Management Fees. During the fiscal year ended September 30, 2008 the Fund paid GFWM an investment management fee at the annual rate of 1.20% (based on a percentage of the Fund’s average daily net assets). From this amount, GFWM pays Credit Suisse an annual sub-advisory fee of 0.85% of the average daily net assets of the Fund for its services to the Fund. The Fund is not responsible for payment of the annual sub-advisory fee.

MEET THE PORTFOLIO MANAGERS

The advisory committee described below is primarily responsible for the day-to-day management of the Fund.

9

Management (continued)

Credit Suisse utilizes a team of portfolio managers and traders to manage the Fund (the “Credit Suisse Committee”). The Credit Suisse Committee presently includes Andrew Karsh, Director; Kam T. Poon, Director; Christopher Burton, Vice President and Andrew S. Lenskold, Vice President.  Credit Suisse has served as sub-advisor since the Fund’s inception.

ANDREW KARSH, Director, is a portfolio manager and trader specializing in derivatives.  Mr. Karsh is responsible for analyzing and implementing hedging strategies, indexing strategies, and excess return strategies for the Fund.  He joined Credit Suisse in December 2007.  Mr. Karsh joined Credit Suisse Group AG in 1999, and was most recently part of the Fixed Income Structuring Group within Credit Suisse’s Investment Banking Division.  Prior to joining Credit Suisse, Mr. Karsh worked in Fixed Income and Derivatives roles at Santander Financial Products and Bear Stearns.  Mr. Karsh holds a BS/BA in Finance from American University.

KAM T. POON, Director, is responsible for the management of short duration fixed income portfolios. Prior to this role, Mr. Poon managed and traded government and agency securities, taxable and tax-exempt money market securities, high yield and emerging market securities, as well as interest-rate futures.  Prior to joining Credit Suisse in 1997, Mr. Poon served as an Account Administrator with Bank of New York.  Previously, Mr. Poon focused on municipal bond redemption at US Trust. Mr. Poon earned an MBA and BS in Finance from New York University - Stern School of Business. Mr. Poon holds a FINRA Series 3 license.

CHRISTOPHER BURTON, Vice President, is a portfolio manager and trader specializing in derivatives. Mr. Burton is responsible for analyzing and implementing hedging strategies, indexing strategies, and excess return strategies for the Fund. Prior to joining Credit Suisse in 2005, Mr. Burton served as an Analyst and Derivatives Strategist with Putnam Investments, where from 2002 to 2005 he developed analytical tools and managed their options-based yield enhancement strategies as well as exposure management strategies. Mr. Burton earned a BS in Economics with concentrations in Finance and Accounting from the University of Pennsylvania’s Wharton School of Business.

ANDREW S. LENSKOLD, Vice President, is responsible for the management of the cash portion of the Fund.  Prior to joining Credit Suisse in 2003, Mr. Lenskold served as a Vice President in sales for short-term fixed income products with Abbey National Treasury Services.  Previously, Mr. Lenskold held similar responsibilities at GE Capital. Prior to that, Mr. Lenskold traded money market securities at Mutual Benefit Life Insurance Company.  Mr. Lenskold earned an MBA in Accounting and Finance from Washington University in 1992, and a BA in Political Science from Yale University in 1986.  Mr. Lenskold holds FINRA Series 7 and 63 licenses.

ADDITIONAL INFORMATION

The SAI provides additional information about each portfolio manager’s compensation structure, other managed accounts and ownership of securities in the Fund. A discussion of the basis for the Board of Trustees’ approval of the Fund’s advisory and sub-advisory agreements in November 2007 is available in the Fund’s Semi-Annual Report for the period ending March 31, 2008.  A discussion regarding the Board of Trustees’ recent approval of the Fund’s advisory and sub-advisory agreements in November 2008 will be available in the Fund’s Semi-Annual Report for the period ending March 31, 2009.

Account Policies

PRICING OF SHARES

You pay no sales charges on initial or subsequent investments in the Fund. Fund shares are priced at the Fund’s NAV per share, which is generally calculated at the later of the close of regular trading on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) or the time for settlement of the Fund’s options and futures contracts, if any (typically 4:15 p.m. Eastern time), each day the NYSE is open for business. Your purchase order will be priced at the next NAV calculated after your order is received by the Fund. Your redemption request will be priced at the next NAV calculated after the Fund receives the request in proper form.

Options and futures contracts purchased and held by the Fund are valued at the close of the securities or commodities exchanges on which they are traded (typically 4:15 p.m. Eastern time). Stock index options will be valued at the mean between the last bid and ask quotations at the close of the securities exchanges on which they are traded.  The Fund values its securities and other holdings based on market quotations.  However, where market quotations are not readily available or are believed not to reflect market value at close of the securities or commodities exchanges on which they are traded, fair value of such securities is determined in good faith using consistently applied procedures established by the Valuation Committee (whose members have been approved by the Fund’s Board of Trustees). The effect of valuing Fund holdings at fair value may be that the price determined may be different than the price determined using market quotations or another methodology and may not reflect the price at which the Fund could sell the asset. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless the Valuation Committee determines that using this method would not represent fair value.

10

Account Policies (continued)

Some Fund securities may be listed on foreign exchanges that are open on days (such as Saturdays) when the Fund does not compute their prices. This could cause the value of the Fund’s portfolio investments to be affected by trading on days when you cannot buy or sell shares.

BUYING SHARES

The Fund is designed for professional money managers and knowledgeable investors who intend to invest in the Fund as part of a strategic or tactical asset allocation investment strategy. The Fund is not designed to be a stand-alone investment vehicle, but rather is to be used with certain other investments to provide a balance to the risks inherent in those investments.

Currently, only investors who have entered into an investment management agreement with GFWM are eligible to have shares of the Fund purchased for their custodial account. GFWM provides investors asset allocation services with respect to the Fund and other mutual funds based on an evaluation of an investor’s investment goals, risk preferences and investment time horizons. The Fund was developed to afford GFWM ready access to certain strategies designed to facilitate management of the risks inherent in allocating its clients’ assets among other available investment options. GFWM charges its clients fees for its services in addition to the expenses charged by the Fund. Investors should consult their investment professionals for more information.

In order to help the government combat the funding of terrorism and money laundering, federal law requires financial institutions to obtain, verify and record information that identifies each person who opens an account. If you do not provide the information requested, we will not be able to open a custodial account for you which holds Fund shares. If we are unable to verify your identity or the identity of any person authorized to act on your behalf, we reserve the right to close your account and/or take such other action we deem reasonable or required by law. If your account is closed, your Fund shares will be redeemed at the NAV per share next calculated after the determination has been made to close your account.

All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear.

SELLING SHARES

When selling shares, orders will be processed promptly and you will generally receive the proceeds within a week.  Before selling recently purchased shares, please note that if the Fund has not yet collected payment for the shares you are selling, it may delay sending the proceeds for up to fifteen business days.

If the shares to be redeemed have a value of $100,000 or more, the Fund may require that your signature have an original Medallion Signature Guarantee from any eligible guarantor institution, including banks, brokers and dealers, municipal securities brokers and dealers, government securities brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. If the name(s) or the address on your account have been changed within 30 days of your redemption request, your signature must have a Medallion Signature Guarantee regardless of the value of the shares being redeemed.

11

Account Policies (continued)

A Medallion Signature Guarantee helps protect against fraud. Please call us to ensure that your Medallion Signature Guarantee will be processed correctly.

GENERAL POLICIES

Unless you decline telephone privileges on your investment application, you may be responsible for any fraudulent telephone order as long as the Fund takes reasonable measures to verify the order.

The Fund reserves the right to:

●	refuse any purchase request that could adversely affect the Fund or its operations, including those from any individual or group who, in the Fund’s view, is likely to engage in excessive trading;

●	refuse any purchase request in excess of 1% of the Fund’s total assets;

●	change its minimum investment amounts;

●
delay sending out redemption proceeds for up to seven days if doing so sooner would adversely affect the Fund (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions); and

●	make a “redemption in kind” (payment in portfolio securities rather than cash) if the amount you are redeeming is large enough to affect Fund operations.

12

Shareholder Services

ACCOUNT STATEMENTS

You will automatically receive regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Dividends, Distributions and Taxes

       DISTRIBUTIONS

       Dividends and Distributions . The Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code.  As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you.  The Fund declares and pays dividends from net investment income, if any, at least annually.  The Fund will distribute net realized capital gains, if any, at least annually usually in November or December. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

    Annual Statements .  Every January, you will receive a statement that shows the tax status of distributions you received the previous calendar year.  Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.

    Avoid “Buying a Dividend.”   If you are a taxable investor and invest in the Fund shortly before the record date of a capital gains distribution, the distribution will lower the value of the Fund's shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution.

   T AXES

   Tax Considerations.   In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates.  This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

   For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares.  With respect to taxable years of the Fund beginning before January 1, 2011, unless such provision is extended or made permanent, a portion of income dividends designated by the Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met.  Either none or only a nominal portion of the Fund’s income dividends are expected to so qualify.

   Sale or Redemption of Fund Shares . A sale or redemption of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized.

   Backup Withholding . By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares.  The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

   Other .  Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes.  Non-U.S. investors may be subject to U.S. withholding at a 30% or lower treaty tax rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits.  Exemptions from U.S. withholding tax are provided for capital gain dividends paid by the Fund from long-term capital gains and, with respect to taxable years of the Fund that begin before January 1, 2010 (sunset date), interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends.  However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

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Dividends, Distributions and Taxes (continued)

This discussion of “Dividends, Distributions and Taxes” is not intended or written to be used as tax advice.  Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Fund.

Frequent Trading

Short-term or excessive trading (“frequent trading”) of a mutual fund’s shares by shareholders is sometimes referred to as market timing. Market timing may take many forms but commonly refers to arbitrage activity involving the frequent buying and selling of mutual fund shares in order to take advantage of the fact that there may be a lag between a change in the value of a mutual fund’s portfolio securities and the reflection of that change in the fund’s share price. Frequent trading may dilute the value of fund shares held by long-term shareholders. Frequent trading may also interfere with the efficient management of a fund’s portfolio, as it may result in a fund maintaining higher cash balances than it otherwise would or cause a fund to sell portfolio securities at a time it otherwise would not. Frequent trading may further result in increased portfolio transaction (or brokerage) costs, administrative and other operating costs and may cause a fund to realize taxable capital gains or harvest capital losses at a time that it otherwise would not. For these reasons, frequent trading could pose the risk of lower returns for long-term shareholders of the Fund.

Because all transactions in Fund shares are directed by GFWM, market timing by investors is unlikely to occur.

Nonetheless, the Fund reserves the right to reject any purchase or exchange order for its shares for any reason and thus may exercise such right in the event it determines that a purchase or exchange order is disruptive to the Fund’s management or otherwise. The Fund has procedures with respect to frequent purchases and redemptions of Fund shares by shareholders that allow the Fund to reject purchase or exchange orders it determines in its discretion to be disruptive. The Fund may change its policies relating to frequent trading at any time without prior notice to shareholders.

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Financial Highlights

    The financial highlights tables are intended to help you understand the performance of the Fund for the past 5 years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions. The following tables were derived from financial statements which were audited by KPMG LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the annual report (available upon request).

Genworth Financial Contra Fund(1)	Year Ended

	2008(2)	2007(3)	2006	2005(4)	2004
Net Asset Value:
Beginning of period	$232.00	$209,000	$3,109,000	$5,000,000,000	$991,000,000,000
Operations:
Net investment income (loss)	(3.26)	(1,353)	4,000	―	―
Reprocessing adjustment(5)	―	―	133,000	―	―
Net realized and unrealized loss on investment securities	(173.93)	(206,802)	(3,037,000)	(4,996,891,000)	(986,000,000,000)
Total From Operations	(177.19)	(208,155)	(2,900,000)	(4,996,891,000)	(986,000,000,000)
Less Distribution:
From net investment income	―	(613)	―	―	―
Total Distributions	―	(613)	―	―	―
Net Asset Value:
End of Period	$54.81	$232	$209,000	$3,109,000	$5,000,000,000
Total Return	(76.38)%	(99.89)%	(94.52)%	(99.94)%	(99.50)%
Supplemental Data and Ratios Net Assets; End of Period (000s)	$69,484	$67,488	$21,663	$12,535	$17,838
Ratio of net expenses to average net assets	1.59%	1.53%	1.75%	1.75%	1.75%
Ratio of expenses before voluntary expense reimbursement	1.72%	2.72%	3.98%	5.05%	1.85%
Ratio of net investment income (loss) to average net assets	(1.08)%	(0.66)%	0.91%	(0.94)%	(0.79)%
Portfolio turnover rate	0.00%	0.00%	0.00%	0.00%	0.00%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)
During the year ended September 30, 2008, the Fund effected the following reverse stock split: May 19, 2008, 1 for 100.  All historical per share information has been retroactively adjusted to reflect this reverse stock split.

(3)
During the year ended September 30, 2007, the Fund effected the following reverse stock splits: February 21, 2007 1 for 100 and August 17, 2007 1 for 10. All historical per share information has been retroactively adjusted to reflect these reverse stock splits.

(4)
During the year ended September 30, 2005, the Fund effected the following reverse stock splits: (i) October 6, 2004 1 for 100; (ii) June 3, 2005 1 for 10; and (iii) September 12, 2005 1 for 1,000.  All historical per share information has been retroactively adjusted to reflect these reverse stock splits.

(5)	Represents processing adjustments impacting net assets and shares outstanding. Total return based on revised amounts.

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[LOGO]
Privacy Policy

At Genworth Financial and our family of companies, we appreciate your business and the trust you have placed in us.  Our privacy philosophy reflects the value of your trust.  We are committed to protecting the personal data we obtain about you.  Please know that we do not sell your personal data. In order to provide services or products to you, we may use your personal data.  To further understand our Privacy Policy, please review the following details.

What personal data may we collect about you?
We may collect your personal data to provide you with the products or services you requested.  We may obtain it from your application, your transactions with us, and outside parties such as consumer reporting agencies.  We may collect personal data about you to process transactions and to prevent fraud.  Where required, we will obtain your consent before collecting it.  The personal data may include:

● Name and address	● Income and assets
● Accounts at other institutions	● Social security or taxpayer identification number

What do we do with your personal data?
We comply with Federal and State requirements related to the protection and use of your data.  This means that we only share data where we are permitted or required to do so. We also may be required to obtain your authorization before disclosing certain types of personal data.

We may use your personal data in order to:
●	Process transaction
●	Respond to your requests
●	Prevent fraud
●	Comply with regulatory requirements
●	Share with you related products and services we offer

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We do not sell personal data about current or former customers or their accounts.  We do not share your personal data for marketing purposes.  When affiliates or outside companies perform a service on our behalf, we may share your personal data with them.  We required them to protect your personal data, and we only permit them to use your personal data to perform these services.

Examples of outside parties who may receive your personal data are:
●	Your agent or representative
●	Your brokerage firm
●	State or Federal authorities

How do we protect your personal data?
In order to protect your personal data, we maintain physical, electronic and procedural safeguards.  We review these safeguards regularly in keeping with technological advancements.  We restrict access to your personal data. We also train our employees in the proper handling of your personal data.

Our commitment to keeping you informed.
We will send you a Privacy Policy each year while you are our customer. In the event we broaden our data sharing practices, we will send you a new Privacy Policy.

17

For Additional Information

More information about the Fund is available free upon request, including the following:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

These reports include financial statements, portfolio investments and detailed performance information. The annual report also provides a discussion of the market conditions and investment strategies that significantly affected Fund performance during the last fiscal year and includes the independent registered public accounting firm’s report.

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

The SAI provides more details about the Fund’s policies and its investments.   The Fund’s SAI is incorporated by reference into this Prospectus.

Please contact the Trust to obtain more information about the Fund, inquire about your account or request a free copy of the current annual/semi-annual report or SAI:
●	By telephone: 800-238-0810
●	By mail: Genworth Financial Asset Management Funds Attn: Fund Compliance 2300 Contra Costa Blvd., Ste. 600 Pleasant Hill, CA 94523

You can also obtain copies of the SAI and other information about the Fund from your Investment Professional.  The SAI and Annual/Semi-Annual Reports are not available via the internet because the Trust does not maintain a website.

You may visit the SEC’s Internet Website (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies of this information by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, D.C. 20549-0213 or by sending your request electronically at public.info@sec.gov. You may review and copy information about the Fund, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. To find out more about the Public Reference room, call the SEC at 202-551-8090.

Investment Advisor:	Custodian:
Genworth Financial Wealth Management, Inc.	U.S. Bank National Association
2300 Contra Costa Blvd., Ste. 600	1555 N. River Center Drive, Suite 302
Pleasant Hill, CA 94523	Milwaukee, WI 53212

Fund Accountant, Fund Administrator and Transfer Agent:	Counsel:
U.S. Bancorp Fund Services, LLC	Stradley Ronon Stevens & Young, LLP
615 East Michigan Street	2600 One Commerce Square
Milwaukee, WI 53202	Philadelphia, PA 19103

Sub-advisor:	Independent Registered Public
Credit Suisse Asset Management, LLC	Accounting Firm:
Eleven Madison Avenue	KPMG LLP
New York, NY 10010	777 East Wisconsin Avenue, Suite 1500
Milwaukee, WI 53202
Distributor:
Capital Brokerage Corporation
6620 West Broad Street
Building 2
Richmond VA, 23230

SEC File No.: 811-8977

18

STATEMENT OF ADDITIONAL INFORMATION

January 30, 2009

Genworth Financial Asset Management Funds

Genworth Financial Contra Fund

This Statement of Additional Information (“SAI”) is meant to be read in conjunction with the Prospectus for Genworth Financial Asset Management Funds (the “Trust”) dated January 30, 2009, as amended or supplemented from time to time (the “Prospectus”), and is incorporated by reference in its entirety into the Prospectus. The Trust currently consists of one series: Genworth Financial Contra Fund (the “Fund”). Because this SAI is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. This SAI incorporates by reference the Trust’s Annual Report to Shareholders for the fiscal year ended September 30, 2008 (the “Annual Report”).  Copies of the Prospectus, Annual Report and information regarding the Fund’s current performance and the status of shareholder accounts may be obtained without charge by calling the Trust at (800) 238-0810 or by writing to the Fund at 2300 Contra Costa Blvd., Ste. 600, Pleasant Hill, CA 94523.

ORGANIZATION OF THE TRUST

The Trust is a non-diversified open-end management investment company that was organized as a statutory trust on September 8, 2005 under the laws of the State of Delaware. The Trust’s Declaration of Trust authorizes the Board of Trustees (the “Board” or the “Trustees”) to issue shares without limitation as to number and without par value.

The Fund was originally formed as a series of a Maryland corporation, first under the name Centurion Funds, Inc. in 1998, which was then changed to GE Private Asset Management Funds, Inc. in 2002.   The Fund was reorganized into a new series of the Trust in 2005 under the name, GE Private Asset Management Funds, after requisite stockholder approval. In July 2006, the Trust changed its name from GE Private Asset Management Funds to Genworth Financial Asset Management Funds.

INVESTMENT GOAL AND POLICIES

Genworth Financial Contra Fund (the “Fund”) seeks to provide protection against declines in the value of the U.S. equity allocation of certain assets managed by Genworth Financial Wealth Management, Inc. for its private advisory clients. The following information supplements the discussion of the Fund’s investment goal and policies in the Prospectus. There are no assurances that the Fund will achieve its investment goal.

Genworth Financial Wealth Management, Inc. (“GFWM”) serves as investment advisor to the Fund. GFWM has engaged Credit Suisse Asset Management, LLC (“Credit Suisse”) as a sub-advisor to the Fund.

Options, Futures and Currency Exchange Transactions

Securities Options.  The Fund may write covered call options on stock and debt securities and may purchase U.S. exchange-traded and over-the-counter (“OTC”) put and call options.

The Fund realizes fees (referred to as “premiums”) for granting the rights evidenced by the options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.

The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the Fund as the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the Fund as a call writer retains the risk of a decline in the price of the underlying security. The size of the premiums that the Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

In the case of options written by the Fund that are deemed covered by virtue of the Fund’s holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, the Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk, since the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

Additional risks exist with respect to certain of the securities for which the Fund may write covered call options. For example, if the Fund writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, the Fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.

Options written by the Fund will normally have expiration dates between one and twelve months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money” and “out-of-the-money,” respectively. The Fund may write (i) in-the-money call options when Credit Suisse expects that the price of the underlying security will remain flat or decline moderately during the option period, (ii) at-the-money call options when Credit Suisse expects that the price of the underlying security will remain flat or advance moderately during the option period and (iii) out-of-the-money call options when Credit Suisse expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. To secure its obligation to deliver the underlying security when it writes a call option, the Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the “Clearing Corporation”) and of the securities exchange on which the option is written.

Prior to their expiration, put and call options may be sold in closing sale or purchase transactions (sales or purchases of options of the same series by the Fund prior to the exercise of options that it has purchased or written, respectively) in which the Fund may realize a profit or loss from the sale. An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. When the Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs. Similarly, in cases where the Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. The Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option’s expiration). The obligation of the Fund under an option it has written would be terminated by a closing purchase transaction, but the Fund would not be deemed to own an option as a result of the transaction. So long as the obligation of the Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. The Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option at any particular time, and for some options, no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and have resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers’ orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, the Fund’s ability to terminate options positions established in the over-the-counter market may be more limited than that for exchange-traded options and may also involve the risk that securities dealers participating in over-the-counter transactions would fail to meet their obligations to the Fund. The Fund, however, intends to purchase over-the-counter options only from dealers whose debt securities are considered to be investment grade. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. In either case, the Fund would continue to be at market risk on the security and could face higher transaction costs, including brokerage commissions.

Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held, written or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Fund and other clients of GFWM or Credit Suisse and certain affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. These limits may restrict the number of options the Fund will be able to purchase on a particular security.

Stock Index Options.    The Fund may purchase and write exchange-listed and OTC put and call options on stock indexes. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index.  The value of the index fluctuates with changes in the market values of the stocks that make up the index. Some stock index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor’s 100 Index. Indexes may also be based on a particular industry or market segment.

Options on stock indexes are similar to options on stock except that (i) the expiration cycles of stock index options are monthly, while those of stock options are currently quarterly, and (ii) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash “exercise settlement amount” equal to the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put), or is less than (in the case of a call), the closing value of the underlying index on the date of exercise, multiplied by a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Stock index options may be offset by entering into closing transactions as described above for securities options.

OTC Options.    The Fund may purchase OTC or dealer options or sell OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying stock to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If the Fund were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by the Fund, the Fund would lose the premium it paid for the option and the expected benefit of the transaction.

Listed options generally have a continuous liquid market while dealer options have none. Consequently, the Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. Although the Fund will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to the Fund. Until the Fund, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair the Fund’s ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option.

Futures Activities.    The Fund may enter into foreign currency, interest rate and stock index futures contracts and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (the “CFTC”) or consistent with CFTC regulations on foreign exchanges. There is no overall limit on the percentage of Fund assets that may be at risk with respect to futures activities.

The current view of the staff of the Securities and Exchange Commission (the “SEC”) is that a Fund’s long and short positions in futures contracts as well as put and call options on futures written by it must be collateralized with cash or other liquid securities and segregated with the Fund’s custodian or a designated sub-custodian or “covered” in a manner similar to that for covered options on securities and designed to eliminate any potential leveraging.

The over-the-counter market in forward foreign currency exchange contracts offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad.

Futures Contracts.    An interest rate futures contract provides for the future sale by one party and the purchase by another party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Stock indexes are capitalization weighted indexes which reflect the market value of the stock listed on the indexes. A stock index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made.

No consideration is paid or received by the Fund upon entering into a futures contract. Instead, the Fund is required to deposit in a segregated account an amount of cash or liquid securities acceptable to the broker equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount). This amount is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations. Subsequent payments, known as “variation margin,” to and from the broker, will be made daily as the currency, financial instrument or stock index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” The Fund will also incur brokerage costs in connection with entering into futures transactions.

At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract. Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such situations, if the Fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, the Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the Fund’s performance.

Options on Futures Contracts.    The Fund may purchase and write put and call options on foreign currency, interest rate and stock index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.

An option on a currency, interest rate or stock index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

Swaps.    The Fund may enter into swaps relating to indexes. A swap transaction is an agreement between the Fund and a counterparty to act in accordance with the terms of the swap contract. Index swaps involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. An equity swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a basket of stocks or a single stock. The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in certain circumstances; for example, the subject security is illiquid, unavailable for direct investment or available only on less attractive terms. Swaps have risks associated with them including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

The Fund will usually enter into swaps on a net basis (i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the agreement, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the counterparty to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. Where swaps are entered into for good faith hedging purposes, GFWM or Credit Suisse believe such obligations do not constitute senior securities under the Investment Company Act of 1940, as amended (the “1940 Act”), and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions. Where swaps are entered into other than for hedging purposes, the Fund will segregate an amount of cash or liquid securities having a value equal to the accrued excess of its obligations over entitlements with respect to each swap on a daily basis.

Hedging.    In addition to entering into options and futures contracts for other purposes, including generating current income to offset expenses or increase return, the Fund may enter into these transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options and futures contracts for hedging purposes could limit any potential gain from an increase in the value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by the Fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Fund’s assets.

In hedging transactions based on an index, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. The risk of imperfect correlation increases as the composition of the Fund’s portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, the Fund’s hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such “over hedging” or “under hedging” may adversely affect the Fund’s net investment results if market movements are not as anticipated when the hedge is established. Stock index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the stock index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the stock index and movements in the price of stock index futures, a correct forecast of general market trends still may not result in a successful hedging transaction.

The Fund will engage in hedging transactions only when deemed advisable by Credit Suisse, and successful use by the Fund of hedging transactions will be subject to Credit Suisse’s ability to predict trends in currency, interest rate or securities markets, as the case may be, and to correctly predict movements in the directions of the hedge and the hedged position and the correlation between them, which predictions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these strategies will be successful. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends. Losses incurred in hedging transactions and the costs of these transactions will affect the Fund’s performance.

Asset Coverage for Forward Contracts, Options, Futures and Options on Futures.    The Fund will comply with guidelines established by the SEC with respect to coverage of forward currency contracts; options written by the Fund on securities and indexes; and currency, interest rate and index futures contracts and options on these futures contracts. These guidelines may, in certain instances, require segregation by the Fund of cash or liquid securities.

For example, a call option written by the Fund on securities may require the Fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by the Fund on an index may require the Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. The Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If the Fund holds a futures or forward contract, the Fund could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. The Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

Additional Information on Other Investment Practices

U.S. Government Securities.    The Fund may invest in debt obligations of varying maturities issued or guaranteed by the United States government, its agencies or instrumentalities (“U.S. Government Securities”). Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. U.S. Government Securities also include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (“GNMA”), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association (“FNMA”), Federal Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. The Fund may also invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in obligations issued by such an instrumentality only if Credit Suisse determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

Securities of Other Investment Companies.    The Fund may invest in securities of other investment companies to the extent permitted under the 1940 Act.

DIAMONDS, SPDRs and iShares.    DIAMONDS (“Dow Jones Industrial Average Model New Depositary Shares”) and SPDRs (“Standard & Poor’s Depositary Receipts”) are exchange-traded funds (“ETFs”) which represent ownership in long-term unit investment trusts established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Dow Jones Industrial Average and the Standard & Poor’s Composite Stock Price Index, respectively. iShares are exchange-traded shares of series of investment companies that are designed to replicate the performance of U.S. or foreign equity market indexes or U.S. bond market indexes.

ETFs may be used for several purposes, including, to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns where an ETF is priced more attractively than securities in the underlying index. Because the expense associated with an investment in ETFs may be substantially lower than the expense of small investments directly in the securities comprising the indices they seek to track, investments in ETFs may provide a cost-effective means of diversifying the Fund’s assets across a broad range of equity securities.

To the extent the Fund invests in securities of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of its own operation. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, Fund shareholders may pay higher operational costs than if they owned the underlying investment companies directly. Additionally, the Fund’s investments in such investment companies are subject to limitations under the 1940 Act as set forth above and market availability.

The prices of ETFs are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of ETFs are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting an ETF could adversely affect the liquidity and value of Fund shares.

Lending of Portfolio Securities.    The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33 1/3% of the Fund’s total assets taken at value. The Fund will not lend portfolio securities to affiliates of GFWM or Credit Suisse unless they have applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. Government Securities, which are maintained at all times in an amount equal to at least 102% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. From time to time, the Fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a “finder.”

By lending its securities, the Fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. Government Securities are used as collateral. Although the generation of income is not the Fund’s investment goal, income received could be used to pay the Fund’s expenses and would increase an investor’s total return. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 102% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund’s ability to recover the loaned securities or dispose of the collateral for the loan.

Repurchase Agreements.    The Fund may agree to purchase securities from a bank or recognized securities dealer and simultaneously commit to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities (“repurchase agreements”). The Fund would maintain custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to would be, in effect, secured by such securities. If the value of such securities were less than the repurchase price, plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least 102% of the repurchase price plus accrued interest. Default by or bankruptcy of a seller would expose the Fund to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations. The financial institutions with which the Fund may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government Securities that are listed on the Federal Reserve Bank of New York’s list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by Credit Suisse. Credit Suisse will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least 102% of the repurchase price (including accrued interest). In addition, Credit Suisse will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to 102% or greater than the repurchase price (including accrued premium) provided in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The Fund will mark-to-market daily the value of the securities. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

            Reverse Repurchase Agreements.    The Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Fund pursuant to its agreement to repurchase them at a mutually agreed-upon date, price and rate of interest. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing cash or liquid securities having a value not less than the repurchase price (including accrued interest). The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). The Fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Non-Publicly Traded and Illiquid Securities.    The Fund may not invest more than 15% of its net assets in non-publicly traded and illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market, repurchase agreements which have a maturity of longer than seven days, certain Rule 144A Securities (as described below) and time deposits maturing in more than seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

Under current guidelines of the staff of the SEC, illiquid securities are considered to include, among other securities, purchased OTC options, certain cover for OTC options, securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days without borrowing. The Fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Although the following investment techniques have been approved by the Board, the Fund presently has no intention of investing in these types of securities.

Depositary Receipts.    The assets of the Fund may be invested in the securities of foreign issuers in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and International Depositary Receipts (“IDRs”). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts, are receipts issued in Europe, and IDRs, which are sometimes referred to as Global Depositary Receipts, are issued outside the United States. EDRs and IDRs are typically issued by non-U.S. banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed for use in European and non-U.S. securities markets, respectively.

Convertible Securities.    Convertible securities in which the Fund may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities generally provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. Like bonds, the value of convertible securities fluctuates in relation to changes in interest rates and, in addition, also fluctuates in relation to the underlying common stock.

When-Issued Securities, Delayed-Delivery Transactions and Forward Commitments.    The Fund may purchase securities on a “when-issued” basis, for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield) or on a forward commitment basis. The Fund does not intend to engage in these transactions for speculative purposes, but only in furtherance of its investment goal. These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the Fund at the time of entering into the transaction. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued, delayed-delivery basis or forward commitment basis, the prices obtained on such securities may be higher or lower than the prices available in the market on the dates when the investments are actually delivered to the buyers.

When the Fund agrees to purchase when-issued, delayed-delivery securities or securities on a forward commitment basis, its custodian will set aside cash or liquid securities equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund’s commitment. The assets contained in the segregated account will be marked-to-market daily. It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the Fund engages in when-issued, delayed-delivery or forward commitment transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Rule 144A Securities.    Rule 144A under the Securities Act adopted by the SEC allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. It is anticipated that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the Financial Industry Regulatory Authority.

An investment in Rule 144A Securities will be considered illiquid and therefore subject to the Fund’s limit on the purchase of illiquid securities unless the Board or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board and its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Emerging Growth and Smaller Capitalization Companies; Unseasoned Issuers.    Investments in securities of small- and medium-sized, emerging growth companies and companies with continuous operations of less than three years (“unseasoned issuers”) involve considerations that are not applicable to investing in securities of established, larger-capitalization issuers, including reduced and less reliable information about issuers and markets, less stringent financial disclosure requirements, illiquidity of securities and markets, higher brokerage commissions and fees and greater market risk in general. Securities of these companies may also involve greater risks since these securities may have limited marketability and, thus, may be more volatile. Because such companies normally have fewer shares outstanding than larger, more established companies, it may be more difficult for the Fund to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. These companies may have limited product lines, markets or financial resources and may lack management depth. In addition, these companies are typically subject to a greater degree of changes in earnings and business prospects than larger, more established companies. Although investing in securities of these companies offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies’ shares could significantly decline in value.

Rights Offerings and Purchase Warrants.    The Fund may invest in rights and warrants to purchase newly created equity securities consisting of common and preferred stock. The equity security underlying a right or warrant is outstanding at the time the right or warrant is issued or is issued together with the right or warrant.

Investing in rights and warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. The value of a right or warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Rights and warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

Borrowing.    The Fund may borrow up to 33 1/3% of its total assets for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities or to facilitate settlement transactions on portfolio securities. Investments (including roll-overs) will not be made when borrowings exceed 5% of the Fund’s net assets. Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding. The Fund expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.

Other Investment Limitations

The investment limitations numbered 1 through 7 as presented below may not be changed without the affirmative vote of the holders of a majority of the Fund’s outstanding shares. Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares. Investment limitations 8 through 13 may be changed by a vote of the Board at any time.

The Fund may not:

1.  Borrow money except that the Fund may (a) borrow from banks for temporary or emergency purposes and (b) enter into reverse repurchase agreements; provided that reverse repurchase agreements, dollar roll transactions that are accounted for as financings and any other transactions constituting borrowing by the Fund may not exceed 33 1/3% of the value of the Fund’s total assets at the time of such borrowing. For purposes of this restriction, the entry into currency transactions, options, futures contracts, options on futures contracts, forward commitment transactions and dollar roll transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing.

2.  Purchase any securities which would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry. This limitation shall not apply to the purchase of U.S. Government Securities or the purchase of options on securities indexes.

3.  Make loans, except that the Fund may purchase or hold fixed-income securities, including structured securities, lend portfolio securities and enter into repurchase agreements.

4.  Underwrite any securities issued by others except to the extent that investment in restricted securities and the sale of securities in accordance with the Fund’s investment goal, policies and limitations may be deemed to be underwriting.

5.  Purchase or sell real estate or invest in oil, gas or mineral exploration or development programs, except that the Fund may invest in (a) securities secured by real estate, mortgages or interests therein and (b) securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs.

6.  Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies and indices, and options on futures contracts, securities, currencies or indices, and purchase and sell currencies on a forward commitment or delayed-delivery basis.

7.  Issue any senior security except as permitted in the Fund’s investment limitations.

8.  Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with transactions in currencies, options, futures contracts or related options will not be deemed to be a purchase of securities on margin.

9.  Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

10.  Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow and in connection with the writing of covered put and call options and purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts and options on futures contracts.

11.  Invest more than 15% of the Fund’s net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days shall be considered illiquid securities.

12.  Invest in rights and warrants (other than rights and warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market value) would exceed 10% of the value of the Fund’s net assets.

13.  Make additional investments (including roll-overs) if the Fund’s borrowings exceed 5% of its net assets.

If a percentage restriction (other than the percentage limitations set forth in No. 1 and No. 12) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Fund’s assets will not constitute a violation of such restriction.

Portfolio Valuation

The Prospectus discusses the time at which the net asset value of the Fund is determined for purposes of sales and redemptions. The following is a description of the procedures used by the Fund in valuing its assets.

Securities listed on a U.S. securities exchange (including securities traded through the NASDAQ) or foreign securities exchange or traded in an over-the-counter market will be valued at the most recent sale (or in the case of a NASDAQ quoted security, at the NASDAQ official closing price) as of the time the valuation is made or, in the absence of sales, at the mean between the bid and asked quotations.

If there are no such quotations, the value of the securities will be taken to be the lowest bid quotation (or sale bid, if only one bid is received) on the exchange or market. Options and futures contracts purchased and held by the Fund are valued at the close of the securities or commodities exchanges in which they are traded (typically 4:15 p.m. Eastern time). Stock index options will be valued at the mean between the last bid and asked quotations at the close of the securities exchanges on which they are traded.  The Fund values its securities and other holdings based on market quotations.  However, where market quotations are not readily available or are believed not to reflect market value at the close of the securities or commodities exchanges on which they are traded, fair value is determined in good faith using consistently applied procedures established by the Valuation Committee (whose members have been approved by the Fund’s Board).  The effect of valuing Fund holdings at fair value may be that the price determined might be different than the price determined using market quotations or another methodology and may not reflect the price at which the Fund could sell the asset.  Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless the Valuation Committee determines that using this method would not represent fair value.

Notwithstanding the foregoing, in determining the market value of portfolio investments, the Fund may employ outside organizations (a “Pricing Service”) which may use a matrix, formula or other objective method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. The procedures of Pricing Services are reviewed periodically by the officers of the Fund under the general supervision and responsibility of the Board, which may replace a Pricing Service at any time.

Portfolio Transactions

Credit Suisse, subject to the overall supervision of GFWM, is responsible for establishing, reviewing and, where necessary, modifying the Fund’s investment program to achieve its investment goal. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained. The purchase price paid by the Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer’s mark-up or mark-down. Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. There is generally no stated commission in the case of securities traded in domestic over-the-counter markets, but the price of securities traded in over-the-counter markets includes an undisclosed commission or mark-up. U.S. Government Securities are generally purchased from underwriters or dealers, although certain newly issued U.S. Government Securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

Credit Suisse will select specific portfolio investments and effect transactions for the Fund and in doing so, seeks to obtain the overall best execution of portfolio transactions. In evaluating prices and executions, Credit Suisse will consider the factors it deems relevant, which may include the breadth of the market in the security, the price of the security, the financial condition and execution capability of a broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. Credit Suisse may, in its discretion, effect transactions in portfolio securities with dealers who provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), to the Fund and/or other accounts over which it exercises investment discretion. Credit Suisse may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting the transaction if Credit Suisse determines in good faith that the amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Credit Suisse. Research and other services received may be useful to Credit Suisse in serving both the Fund and Credit Suisse’s other clients and, conversely, research or other services obtained by the placement of business of other clients may be useful to Credit Suisse in carrying out its obligations to the Fund. Research may include furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists and government officials; comparative performance evaluation and technical measurement services and quotation services; and products and other services (such as third party publications, reports and analyses) that assist GFWM or Credit Suisse in carrying out their responsibilities. Research received from brokers or dealers is supplemental to GFWM’s or Credit Suisse’s own research program. The fees payable to GFWM under its advisory agreement with the Fund, and the fees payable to Credit Suisse under its sub-advisory agreement with GFWM, are not reduced by reason of GFWM or Credit Suisse receiving any brokerage and research services.

Investment decisions for the Fund concerning specific portfolio securities are made independently from those for other clients advised by GFWM or Credit Suisse. Such other investment clients may invest in the same securities as the Fund. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which Credit Suisse believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold for the Fund. To the extent permitted by law, Credit Suisse may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other investment clients in order to obtain best execution. In no instance will portfolio securities knowingly be purchased from or sold to GFWM or Credit Suisse or its affiliates.

The Fund may participate, if and when practicable, in bidding for the purchase of securities for its portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. The Fund will engage in this practice, however, only when GFWM or Credit Suisse believe such practice to be otherwise in the Fund’s best interest.

The Fund has paid the following in brokerage commissions for portfolio transactions:

Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
9/30/08	9/30/07	9/30/06
$393,100	$394,090	$136,830

Portfolio Turnover

As discussed in the Prospectus, the Trust anticipates that investors in the Fund, as part of a tactical or strategic asset allocation strategy, may frequently redeem or exchange shares of the Fund. The Fund may have to dispose of certain portfolio investments to maintain sufficient liquid assets to meet such redemption and exchange requests, thereby resulting in higher portfolio turnover. Because the Fund’s portfolio turnover rate to a great extent will depend on the purchase, redemption and exchange activity of the Fund’s investors, it is difficult to estimate what the Fund’s actual turnover rate will be in the future.

The Fund’s portfolio turnover rate is calculated by the value of the investment securities purchased or sold, excluding all securities whose maturities at the time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this calculation, instruments, including options and futures contracts, with remaining maturities of less than one year are excluded from the portfolio turnover rate. For the fiscal years ended September 30, 2008 and 2007, all of the Fund’s investments had a remaining maturity of less than one year, resulting in a portfolio turnover rate for those periods equal to zero.

The Fund’s portfolio turnover rates are as follows:

Fiscal Year Ended	Fiscal Year Ended
9/30/08	9/30/07
0%	0%

Disclosure of Portfolio Holdings

No disclosure of portfolio holdings information may be made to any person or entity except as follows:

The Fund discloses its portfolio holdings in its Annual and Semi-Annual Reports, as well as in filings with the SEC no later than 60 days after the end of the applicable quarter and to its Board at quarterly Board meetings.

To the extent permitted under applicable law, GFWM or Credit Suisse may distribute (or authorize a Fund’s custodian or principal underwriter to distribute) information regarding a Fund’s portfolio holdings more frequently than stated above to the Fund’s service providers and others who require access to such information in order to fulfill their duties with respect to the Fund, such as fund administration services, custodial services, pricing services, proxy voting services, legal counsel, accounting and auditing services and research and trading services, and also to facilitate the review of the Fund by certain mutual fund analysts and rating agencies, such as Morningstar and other analysts. Such disclosure may be made only if the recipients of such information are subject to a confidentiality agreement (or other confidentiality arrangements acceptable to the Fund) and if the authorizing person determines that, under the circumstances, disclosure is in the best interests of the Fund’s shareholders. Authorizing persons may be an elected officer of the Fund, or GFWM or Credit Suisse. The portfolio holdings information that may be distributed is limited to the information that the Fund believes is reasonably necessary in connection with the services to be provided by the service provider receiving the information. The Fund’s portfolio holdings information may not be disseminated for compensation.

MANAGEMENT OF THE FUND

Officers and Board of Trustees

Trustees and Executive Officers of the Fund

Overall responsibility for management and supervision of the Fund rests with the Fund’s Board. The Trustees approve all significant agreements between the Fund and the companies that furnish services to the Fund, including agreements with the Fund’s distributor, investment advisor, sub-advisor, custodian and transfer agent. The day-to-day operations of the Fund are delegated to Credit Suisse, subject to supervision by GFWM.

The names and biographical information of the Trustees and executive officers of the Fund, together with information as to their principal business occupations during the past five years, are shown below.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Investment Companies in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Non-Interested Trustees:

John A. Fibiger Genworth Financial Asset Management Funds (“GFAM Funds”) 2300 Contra Costa Blvd., Ste. 600 Pleasant Hill, CA 94523 Born: 1932	Trustee	Since 2004	Retired.	10
Trustee, Genworth Variable Insurance Trust; Director,
Fidelity Life Association;
Director, Members Mutual
Holding Co.; Member of
Board of Advisers, The
Menninger Foundation;
Life Trustee, Museum of
Science, Boston,
Massachusetts.

Dwight M. Jaffee GFAM Funds 2300 Contra Costa Blvd., Ste. 600 Pleasant Hill, CA 94523 Born: 1943	Trustee	Since 2004	Willis H. Booth Professorship of Banking and Finance II, Walter A. Haas School of Business University of California, Berkeley (1998 to present).	1	Co-Chairman, Fisher Center for Real Estate & Urban Economics, University of California, Berkeley; Member, Academic Advisory Board, Fitch Ratings

Douglas A. Paul GFAM Funds 2300 Contra Costa Blvd., Ste. 600 Pleasant Hill, CA 94523 Born: 1947	Trustee	Since 2004	Independent Consultant (2002 to present).	1	Director of Capital Bank and Trust Company, a federal savings bank affiliated with The Capital Group Companies, Inc.

Interested Trustee:

Gurinder S. Ahluwalia** Genworth Financial Wealth Management (“GFWM”) 2300 Contra Costa Blvd., Ste. 600 Pleasant Hill, CA 94523 Born: 1965	Trustee, Chairman	Since 2005	Co-Chairman, GFWM (2008 to present); Vice Chairman, AssetMark Investment Services, Inc. (2006 to 2008); President GFAM Funds (2004 to 2008); President and Chairman, Genworth Financial Asset Management, Inc. (2004 to 2008); Senior Vice President, GE Financial Assurance (2002 to 2004).	10	Chairman and Trustee, Genworth Variable Insurance Trust; Director, Centurion Capital Group Inc., Centurion Financial Advisers Inc., and Genworth Financial Trust Company.

*	Each Trustee serves until his or her respective successor has been duly elected and qualified.
**	Mr. Ahluwalia is a Trustee who is an “interested person” of the Fund as defined in the 1940 Act because Mr. Ahluwalia is an officer of GFWM and certain of its affiliates.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years

Executive Officers:

Carrie E. Hansen, CPA GFWM 2300 Contra Costa Blvd., Ste. 600 Pleasant Hill, CA 94523 Born: 1970	President	Since 2008
President, AssetMark Funds (2008 to present); President, Genworth Variable Insurance Trust (2008 to present); Senior Vice President and Chief Operations Officer, GFWM (2008 to present); Senior Vice President and Managing Director, AssetMark Funds (2007 to 2008); Treasurer and Chief Compliance Officer, GFAM Funds (2007 to 2008); Chief Compliance Officer, AssetMark Funds (2005 to 2008); Treasurer, AssetMark Funds (2001 to 2008); Senior Vice President, Chief Financial Officer and Chief Compliance Officer, AssetMark Investment Services, Inc. (2004 to 2007).

Deborah Djeu GFWM 2300 Contra Costa Blvd., Ste. 600 Pleasant Hill, CA 94523 Born: 1962	Vice President, Chief Compliance Officer and AML Compliance Officer	Since 2008
Vice President, Chief Compliance Officer and AML Compliance Officer, AssetMark Funds (2008 to present); Vice President, Chief Compliance Officer and AML Compliance Officer, Genworth Variable Insurance Trust (2008 to present); Deputy Chief Compliance Officer, AssetMark Funds (2007 to 2008); Compliance Manager, GE Money (2006 to 2007); Vice President, Wells Fargo Investments LLC (2004 to 2006).

Danell J. Doty GFWM 2300 Contra Costa Blvd., Ste. 600 Pleasant Hill, CA 94523 Born: 1963	Treasurer	Since 2008
Director of Fund Administration, GFWM (2008 to present); Vice President and Treasurer, AssetMark Funds (2008 to present); Vice President and Treasurer, Genworth Variable Insurance Trust (2008 to present); Consultant, Barclays Global Investors (2007 to 2008); Fund Chief Compliance Officer,
Barclays Global Investors Funds, Master Investment Portfolio, iShares Trust and iShares, Inc., Barclays Global Investors (2004 to 2007).

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years

Regina M. Fink GFWM 2300 Contra Costa Blvd., Ste. 600 Pleasant Hill, CA 94523 Born: 1956	Secretary and Vice President	Since 2004	Vice President, Senior Counsel and Secretary, GFWM (2008 to present); Vice President, Senior Counsel and Secretary, GFAM (2002 to 2008).

*	Each officer serves until his or her respective successor has been duly elected and qualified.

  As of January 1, 2009, none of the Trustees who are not “interested persons” of the Fund as defined in the 1940 Act (“Independent Trustees”), or his immediate family members, beneficially owned of record any securities in GFWM, Credit Suisse or the principal underwriter of the Fund, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with GFWM or Credit Suisse or principal underwriter of the Fund.

The Trust has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the Independent Trustees of the Trust.

In accordance with its written charter adopted by the Board of Trustees, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Fund. The Audit Committee oversees the scope of the Fund’s audits, the Fund’s accounting and financial reporting policies and practices and its internal controls. The Audit Committee approves, and recommends to the Independent Trustees of the Trust for their ratification, the selection, appointment, retention or termination of the Trust’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the Fund by the independent registered public accounting firm and all permissible non-audit services provided by the Trust’s independent registered public accounting firm to GFWM and affiliated service providers if the engagement relates directly to the Fund’s operations and financial reporting. During the Fund’s most recent fiscal year, the Audit Committee met twice.

The Nominating Committee is charged with the duty of making all nominations for Independent Trustees to the Board. The Nominating Committee will consider nominees recommended by the Fund’s shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the Trust’s Secretary. The Nominating Committee did not meet during the Fund’s most recent fiscal year.

The following table shows the compensation paid by the Trust and other GFWM Mutual Funds to each Trustee during the Trust’s last fiscal year.  Neither the Trust nor the Fund maintain any deferred compensation, pension or retirement plans, and no pension or retirement benefits are accrued as Trust or Fund expenses

The Trust does not pay retirement benefits to its Trustees and officers.

No employee of GFWM or any of its affiliates receives any compensation from the Trust for acting as a Trustee or officer of the Trust. Each Trustee of the Trust who is not a trustee, officer or employee of GFWM, Capital Brokerage Corporation (“CBC”) or any affiliate of those companies, receives $1,000 for each in-person and $500 for each telephonic meeting of the Board attended by the Trustee and is reimbursed for expenses incurred in connection with attendance at Board meetings.

For the fiscal year ended September 30, 2008, the Trustees were paid the following compensation as a Trustee of the Trust and as trustees of other GFWM Mutual Funds.

Name of Trustee	Aggregate Compensation From Fund	Total Compensation From Fund and Fund Complex Paid to Trustees(2)
Gurinder S. Ahluwalia[1]	$0	$0
John A. Fibiger	$$9,000	$$22,000
Dwight M. Jaffee	$$9,000	$$9,000
Douglas A. Paul	$$9,000	$$9,000

[1]
Mr. Ahluwalia is considered to be an interested person of each investment company advised by GFWM, as defined under Section 2(a)(19) of the 1940 Act, and, accordingly, serves as a Trustee thereof without compensation.

[2]
The GFWM Mutual Funds complex consists of the Trust, which currently offers for sale one fund registered with the SEC, the AssetMark Funds, which currently offers for sale 12 funds registered with the SEC and the Genworth Variable Insurance Trust, which currently offers for sale nine funds registered with the SEC.  In addition to the Trust, Mr. Fibiger also received compensation for services performed as a trustee for the Genworth Variable Insurance Trust.

Listed below for each Trustee is a dollar range of securities beneficially owned in the Fund together with the aggregate dollar range of equity securities in all registered investment companies overseen by the Trustee in the GFWM Family of Funds as of December 31, 2008:

Name of Trustee	Dollar Range of Equity Securities in Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Gurinder S. Ahluwalia	$0	$0
John A. Fibiger	$0	$0
Dwight M. Jaffee	$0	$0
Douglas A. Paul	$0	$0

As of December 31, 2008, the Trustees and officers as a group owned none of the outstanding shares of the Trust. To the knowledge of the Fund, as of January 2, 2009, the following shareholders or “groups” (as such term is defined in Section 13(d) of the 1934 Act) owned of record and may be deemed to have beneficially owned more than 5% of the shares of the Fund:

Shareholder	Percent Ownership
Genworth Financial Trust Company*	100%
3200 North Central Avenue, 7th Floor Phoenix, AZ 85012

*
Genworth Financial Trust Company may be deemed to control the Fund because its affiliate, GFWM, has complete investment discretion and voting authority with respect to the shares of the Fund held by its clients.  Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of the Fund.

Investment Advisor and Sub-Advisor

GFWM, located at 2300 Contra Costa Blvd., Ste. 600, Pleasant Hill, CA 94523, serves as investment advisor to the Fund. GFWM is a wholly-owned indirect subsidiary of Genworth Financial, Inc. (“Genworth”), a publicly traded company. Genworth is one of the largest insurance and financial services holding companies in the U.S., and has an expanding international presence. Headquartered in Richmond, Virginia, Genworth serves the life and lifestyle protection, retirement income, investment and mortgage insurance needs of more than 15 million customers.

Credit Suisse, located at Eleven Madison Avenue, New York, NY 10010, serves as sub-advisor to the Fund and is part of the asset management business of Credit Suisse Group AG, one of the world’s leading banks.  Credit Suisse provides its clients with investment banking, private banking and asset management services worldwide.  The asset management business of Credit Suisse is comprised of a number of legal entities around the world that are subject to distinct regulatory requirements.

GFWM serves as investment advisor to the Fund pursuant to an investment advisory agreement (“Advisory Agreement”). Fund shareholders approved the initial Investment Advisory Agreement between GFAM Funds and GFWM on January 30, 2006. GFWM, in turn, has entered into an investment sub-advisory agreement (“Sub-Advisory Agreement”) with Credit Suisse to manage all or a portion of the Fund’s portfolio according to its investment goal and strategies. A discussion of the basis for the Board’s approval of the Fund’s Investment Advisory Agreement and Sub-Advisory Agreement in November 2007 is available in the Fund’s Semi-Annual Report for the period ending March 31, 2008.  A discussion regarding the Board’s recent approval of the Fund’s Investment Advisory Agreement and Sub-Advisory Agreement in November 2008 will be available in the Fund’s Semi-Annual Report for the period ending March 31, 2009.  GFWM bears all expenses in connection with the performance of its services under the applicable Investment Advisory Agreement or Sub-Advisory Agreement. The Fund pays GFWM a fee for services provided under the Investment Advisory Agreement that is computed daily and paid monthly at the annual rate equal to 1.20% of the average daily net assets of the Fund. From this amount, GFWM pays Credit Suisse a fee for services provided under the Sub-Advisory Agreement that is likewise computed daily and paid monthly at the annual rate equal to 0.85% of the average daily net assets of the Fund. GFWM and/or Credit Suisse may voluntarily waive a portion of its fees from time to time and temporarily limit the expenses to be borne by the Fund.

The net advisory fees paid by the Fund to GFWM for the following fiscal years were:

9/30/08*	9/30/07*	9/30/06*
$695,164	$336,676	$186,966

*Effective November 28, 2000, the voluntary cap on the Fund’s annual operating expenses is 1.75%.  For the fiscal years ended September 30, 2008, 2007 and 2006, GFWM waived $88,248, $333,359 and $186,966 of its fees and reimbursed $0, $0 and $162,367 of other operating expenses of the Fund, respectively.

Portfolio Managers

The following chart lists the Fund’s portfolio managers, the number of each portfolio manager’s managed accounts per investment category, the total assets in each category of managed accounts and each portfolio manager’s beneficial ownership of the Fund at the end of the September 30, 2008 fiscal year. Listed below the chart is (i) a description of any accounts managed where the advisory fee is based on the performance of the account, if any (ii) a description of the portfolio managers’ compensation structure as of September 30, 2008 and (iii) a description of any material conflicts that may arise in connection with the portfolio managers’ management of the Fund’s investments and the investments of the other accounts included in the chart and any material conflicts in allocation of investment opportunities between the Fund and other accounts managed by each portfolio manager.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Kam Poon	3	$1,142,871,875	6	$567,223,609	15	$7,528,222,695
Andrew Lenskold	11	$9,372,694,875	7	$ 47,494,473	15	$1,141,380,810
Christopher Burton	3	$1,142,871,875	6	$567,223,609	4	$ 483,942,810
Andrew Karsh	3	$1,142,871,875	6	$567,223,609	4	$ 483,942,810

No advisory fee is paid based on performance for any of the accounts listed above.

As of September 30, 2008, the portfolio managers did not own shares of beneficial interest in the Fund.

It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the Fund’s investments on the one hand and the investments of other accounts on the other. For example, the portfolio managers may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts they advise. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio managers may take action with respect to another account that differs from the action taken with respect to the Fund. Credit Suisse has adopted policies and procedures that are designed to minimize the effects of these conflicts.

If Credit Suisse believes that the purchase or sale of a security is in the best interest of more than one client, it may (but is not obligated to) aggregate the orders to be sold or purchased to seek favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations. Credit Suisse may aggregate orders if all participating client accounts benefit equally (i.e., all receive an average price of the aggregated orders). In the event Credit Suisse aggregates an order for participating accounts, the method of allocation will generally be determined prior to the trade execution. Although no specific method of allocation of transactions (as well as expenses incurred in the transactions) is expected to be used, allocations will be designed to ensure that over time, all clients receive fair treatment consistent with Credit Suisse’s fiduciary duty to its clients (including its duty to seek to obtain best execution of client trades). The accounts aggregated may include registered and unregistered investment companies managed by Credit Suisse’s affiliates and accounts in which Credit Suisse’s officers, directors, agents, employees or affiliates own interests. Credit Suisse may not be able to aggregate securities transactions for clients who direct the use of a particular broker-dealer, and the client also may not benefit from any improved execution or lower commissions that may be available for such transactions.

Credit Suisse’s compensation to the portfolio managers of the Fund includes both a fixed base salary component and bonus component. The discretionary bonus for each portfolio manager is not tied by formula to the performance of any fund or account. The factors taken into account in determining a portfolio manager’s bonus include assets held in the Fund and other accounts managed by the portfolio manager, business growth, team work, management, corporate citizenship, and other factors deemed relevant by Credit Suisse management.

A portion of the bonus may be paid in phantom shares of Credit Suisse Group AG stock as deferred compensation. Phantom shares are shares representing an unsecured right to receive on a particular date a specified number of registered shares, subject to certain terms and conditions.

Like all employees of Credit Suisse, portfolio managers participate in Credit Suisse’s profit sharing and 401(k) plans.

Distributor

Capital Brokerage Corporation (“CBC”) is the Fund’s distributor pursuant to a Distribution Agreement. CBC offers the Fund’s shares on a continuous basis. CBC is located at 6620 West Broad Street, Building 2, Richmond, VA 23230. CBC is a member of the Genworth family of companies.

PROXY VOTING GUIDELINES

The following information is a summary of the proxy voting guidelines for GFWM and Credit Suisse.

GENWORTH FINANCIAL WEALTH MANAGEMENT, INC.
GENWORTH FINANCIAL ASSET MANAGEMENT FUNDS

I.	Introduction

Genworth Financial Wealth Management, Inc. (“GFWM”) is the investment advisor of the Genworth Financial Contra Fund (the “Fund”).  The Fund is a no-load, non-diversified investment series of
Genworth Financial Asset Management Funds (the “Trust”). GFWM selects one sub-advisor to manage the asset class for the Fund.

II.	Delegation of Proxy Voting Authority

The Board of Trustees of the Trust (the “Board”) has delegated the Fund’s proxy voting authority GFWM. GFWM, in turn, has contractually delegated the Fund’s proxy voting authority to its respective sub-advisor.

III.	Review of Sub-Advisor’s Proxy Voting

GFWM will review the sub-advisor’s proxy voting guidelines to ensure that they meet the standards set forth from time to time by the U.S. Securities and Exchange Commission (the “SEC”). GFWM will report to the Board at least annually regarding the compliance of the sub-advisor’s proxy voting guidelines with such SEC standards, including the procedures that the sub-advisor uses when a vote presents a conflict between the interests of Fund shareholders and those of the sub-advisor.

A. Reporting of Conflicts of Interest.
The sub-advisor shall report to GFWM on a regular basis, but not less than annually, any conflicts of interest that arose from proxy votes and how such conflicts were resolved. GFWM shall provide such reports to the Board at the next regular meeting of the Board after such reports were received from the sub-advisor.

IV.	Recording of Proxy Votes

The sub-advisor shall provide the following information to GFWM for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the Trust’s report on Form N-PX:

A. The name of the issuer of the portfolio security;

B. The exchange ticker symbol of the portfolio security;

C. The Council on Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security;

D. The shareholder meeting date;

E. A brief identification of the matter voted on;

F. Whether the matter was proposed by the issuer or by a security holder;

G. Whether the sub-advisor cast its vote on the matter;

H. How the sub-advisor cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

I. Whether the sub-advisor cast its vote for or against management.

This information shall be provided by each sub-advisor to GFWM by July 31 of each year in the format specified by GFWM.

V.	Disclosure of Proxy Voting Guidelines

A. Registration Statement
All of the Trust’s registration statement filings with the SEC on Form N-1A shall contain a description of these Proxy Voting Guidelines and those of the sub-advisor.

B. Registration Statement, Annual Report and Semi-Annual Report
All of the Trust’s registration statement filings on Form N-1A with the SEC, as well as any annual or semi-annual reports to shareholders after the effective date of such registration statement, shall disclose that these Proxy Voting Guidelines and those of the sub-advisor shall be available:

●	By calling a specified toll-free number to obtain a hard copy; or

●	By going to the SEC website at http://www.sec.gov.

C. Delivery of Hard Copy Requests
When GFWM receives a request for a description of these Proxy Voting Guidelines and those of the sub-advisor, it will deliver the description that is disclosed in the Statement of Additional Information included in the Trust’s registration statement. This information will be sent out via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

VI.	Form N-PX

A. Preparation and Filing of Form N-PX
GFWM, on behalf of the Trust, shall prepare and file Form N-PX with the SEC not later than August 31 of each year, which shall include the Trust’s proxy voting record for the most recent twelve-month period ended June 30 of that year.

B. Disclosure of Voting Record in Registration Statement, Annual Report and Semi-Annual Report

● Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 800-238-0810 (toll free); or on the SEC’s website at www.sec.gov.

C. Delivery of Hard Copy Requests
When GFWM receives a request for the Trust’s proxy voting record, GFWM shall send the information disclosed in the Trust’s most recently filed report on Form N-PX via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

D. Maintenance on the Trust’s Website
If the Trust discloses that its proxy voting record is available on or through its website, the Trust must make available free of charge the information disclosed in its most recently filed report on Form N-PX on or through its website as soon as reasonably practicable after filing the report with the SEC. The information disclosed in the Trust’s most recently filed report on Form N-PX must remain available on or through its website for as long as the Trust discloses that its proxy voting record is available on or through its website.

CREDIT SUISSE ASSET MANAGEMENT, LLC
CREDIT SUISSE FUNDS

CREDIT SUISSE INSTITUTIONAL FUNDS

CREDIT SUISSE CLOSED-END FUNDS

PROXY VOTING POLICY AND PROCEDURES

Introduction

Credit Suisse Asset Management, LLC (“Credit Suisse”) is a fiduciary that owes each of its clients duties of care and loyalty with respect to proxy voting.  The duty of care requires Credit Suisse to monitor corporate events and to vote proxies.  To satisfy its duty of loyalty, Credit Suisse must cast proxy votes in the best interests of each of its clients.

The Credit Suisse Funds, Credit Suisse Institutional Funds, and Credit Suisse Closed-End Funds (the “Credit Suisse Funds”), and the Genworth Financial Contra Fund, a series of Genworth Financial Asset Management Funds (collectively, the “Funds”) which have engaged Credit Suisse Asset Management, LLC as their investment adviser, are of the belief that the proxy voting process is a means of addressing corporate governance issues and encouraging corporate actions both of which can enhance shareholder value.
Policy

The Proxy Voting Policy (the “Policy”) set forth below is designed to ensure that proxies are voted in the best interests of Credit Suisse’s clients.  The Policy addresses particular issues and gives a general indication of how Credit Suisse will vote proxies.  The Policy is not exhaustive and does not include all potential issues.

Proxy Voting Committee

The Proxy Voting Committee will consist of a member of the Portfolio Management Department, a member of the Legal and Compliance Department, and a member of the Operations Department (or their designees).  The purpose of the Proxy Voting Committee is to administer the voting of all clients’ proxies in accordance with the Policy.  The Proxy Voting Committee will review the Policy annually to ensure that it is designed to promote the best interests of Credit Suisse’s clients.

For the reasons disclosed below under “Conflicts,” the Proxy Voting Committee has engaged the services of an independent third party (initially, Risk Metrics Group’s ISS Governance Services Unit (“ISS”)) to assist in issue analysis and vote recommendation for proxy proposals.  Proxy proposals addressed by the Policy will be voted in accordance with the Policy.  Proxy proposals addressed by the Policy that require a case-by-case analysis will be voted in accordance with the vote recommendation of ISS.  Proxy proposals not addressed by the Policy will also be voted in accordance with the vote recommendation of ISS.  To the extent that the Proxy Voting Committee proposes to deviate from the Policy or the ISS vote recommendation, the Committee shall obtain client consent as described below.

Credit Suisse investment professionals may submit a written recommendation to the Proxy Voting Committee to vote in a manner inconsistent with the Policy and/or the recommendation of ISS.  Such recommendation will set forth its basis and rationale.  In addition, the investment professional must confirm in writing that he/she is not aware of any conflicts of interest concerning the proxy matter or provide a full and complete description of the conflict.

Conflicts

Credit Suisse is the part of the asset management business of Credit Suisse, one of the world’s leading banks.  As part of a global, full service investment-bank, broker-dealer, and asset-management organization, Credit Suisse and its affiliates and personnel may have multiple advisory, transactional, financial, and other interests in securities, instruments, and companies that may be purchased or sold by Credit Suisse for its clients’ accounts.  The interests of Credit Suisse and/or its affiliates and personnel may conflict with the interests of Credit Suisse’s clients in connection with any proxy issue.  In addition, Credit Suisse may not be able to identify all of the conflicts of interest relating to any proxy matter.

Consent

In each and every instance in which the Proxy Voting Committee favors voting in a manner that is inconsistent with the Policy or the vote recommendation of ISS (including proxy proposals addressed and not addressed by the Policy), it shall disclose to the client conflicts of interest information and obtain client consent to vote.  Where the client is a Fund, disclosure shall be made to any one director who is not an “interested person,” as that term is defined under the Investment Company Act of 1940, as amended, of the Fund.

Recordkeeping

Credit Suisse is required to maintain in an easily accessible place for six years all records relating to proxy voting.

These records include the following:
●	a copy of the Policy;
●	a copy of each proxy statement received on behalf of Credit Suisse clients;
●	a record of each vote cast on behalf of Credit Suisse clients;
●	a copy of all documents created by Credit Suisse personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and
●	a copy of each written request by a client for information on how Credit Suisse voted proxies, as well as a copy of any written response.

Credit Suisse reserves the right to maintain certain required proxy records with ISS in accordance with all applicable regulations.
Disclosure

Credit Suisse will describe the Policy to each client.  Upon request, Credit Suisse will provide any client with a copy of the Policy.  Credit Suisse will also disclose to its clients how they can obtain information on their proxy votes.

ISS will capture data necessary for Funds to file Form N-PX on an annual basis concerning their proxy voting record in accordance with applicable law.
Procedures

The Proxy Voting Committee will administer the voting of all client proxies. Credit Suisse has engaged ISS as an independent third party proxy voting service to assist in the voting of client proxies.  ISS will coordinate with each client’s custodian to ensure that proxy materials reviewed by the custodians are processed in a timely fashion.  ISS will provide Credit Suisse with an analysis of proxy issues and a vote recommendation for proxy proposals.  ISS will refer proxies to the Proxy Voting Committee for instructions when the application of the Policy is not clear.  The Proxy Voting Committee will notify ISS of any changes to the Policy or deviating thereof.

PROXY VOTING POLICY
Operational Items

Adjourn Meeting
Proposals to provide management with the authority to adjourn an annual or special meeting will be determined on a case-by-case basis.
Amend Quorum Requirements
Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding will be determined on a case-by-case basis.
      Amend Minor Bylaws
Generally vote for bylaw or charter changes that are of a housekeeping nature.
      Change Date, Time, or Location of Annual Meeting
Generally vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.  Generally vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.
      Ratify Auditors
Generally vote for proposals to ratify auditors unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive, or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position.  Generally vote on a case-by-case basis on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services).  Generally vote on a case-by-case basis on auditor rotation proposals taking into consideration: (1) tenure of audit firm; (2) establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; (3) length of the rotation period advocated in the proposal, and (4) significant audit related issues.
Board of Directors

      Voting on Director Nominees in Uncontested Elections
Generally votes on director nominees on a case-by-case basis.  Votes may be withheld: (1) from directors who attended less than 75% of the board and committee meetings without a valid reason for the absences; (2) implemented or renewed a dead-hand poison pill; (3) ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years; (4) ignored a shareholder proposal approved by a majority of the shares outstanding; (5) have failed to act on takeover offers where the majority of the shareholders have tendered their shares; (6) are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee; (7) are inside directors or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or (8) are audit committee members and the non-audit fees paid to the auditor are excessive.

      Cumulative Voting
Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.
      Director and Officer Indemnification and Liability Protection
Proposals on director and officer indemnification and liability protection generally evaluated on a case-by-case basis.  Generally vote against proposals that would: (1) eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care; or (2) expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.  Generally vote for only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.
      Filling Vacancies/Removal of Directors
Generally vote against proposals that provide that directors may be removed only for cause.  Generally vote for proposals to restore shareholder ability to remove directors with or without cause.  Proposals that provide that only continuing directors may elect replacements to fill board vacancies will be determined on a case-by-case basis.  Generally vote for proposals that permit shareholders to elect directors to fill board vacancies.
      Independent Chairman (Separate Chairman/CEO)
Generally vote for shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, including: (1) designated lead director, elected by and from the independent board members with clearly delineated duties; (2) 2/3 independent board; (3) all independent key committees; or (4) established governance guidelines.
      Majority of Independent Directors
Generally vote for shareholder proposals requiring that the board consist of a majority or substantial majority (two-thirds) of independent directors unless the board composition already meets the adequate threshold.  Generally vote for shareholder proposals requiring the board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.  Generally withhold votes from insiders and affiliated outsiders sitting on the audit, compensation, or nominating committees.  Generally withhold votes from insiders and affiliated outsiders on boards that are lacking any of these three panels.  Generally withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.

       Term Limits
Generally vote against shareholder proposals to limit the tenure of outside directors.
Proxy Contests

Voting on Director Nominees in Contested Elections
Votes in a contested election of directors should be decided on a case-by-case basis, with shareholders determining which directors are best suited to add value for shareholders.  The major decision factors are: (1) company performance relative to its peers; (2) strategy of the incumbents versus the dissidents; (3) independence of directors/nominees; (4) experience and skills of board candidates; (5) governance profile of the company; (6) evidence of management entrenchment; (7) responsiveness to shareholders; or (8) whether takeover offer has been rebuffed.
      Amend Bylaws without Shareholder Consent
Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis.  Proposals giving the board the ability to amend the bylaws in addition to shareholders will be determined on a case-by-case basis.
      Confidential Voting
Generally vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.  If the dissidents agree, the policy may remain in place.  If the dissidents will not agree, the confidential voting policy may be waived.  Generally vote for management proposals to adopt confidential voting.
Cumulative Voting
Proposals to eliminate cumulative voting will be determined on a case-by-case basis.  Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.
Antitakeover Defenses and Voting Related Issues

      Advance Notice Requirements for Shareholder Proposals/Nominations
Votes on advance notice proposals are determined on a case-by-case basis.
      Amend Bylaws without Shareholder Consent
Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis.  Generally vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.
      Poison Pills (Shareholder Rights Plans)
Generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.  Votes regarding management proposals to ratify a poison pill should be determined on a case-by-case basis.  Plans should embody the following attributes: (1) 20% or higher flip-in or flip-over; (2) two to three year sunset provision; (3) no dead-hand or no-hand features; or (4) shareholder redemption feature
      Shareholders' Ability to Act by Written Consent
Generally vote against proposals to restrict or prohibit shareholders' ability to take action by written consent.  Generally vote for proposals to allow or make easier shareholder action by written consent.

       Shareholders' Ability to Call Special Meetings
Proposals to restrict or prohibit shareholders' ability to call special meetings or that remove restrictions on the right of shareholders to act independently of management will be determined on a case-by-case basis.
      Supermajority Vote Requirements
Proposals to require a supermajority shareholder vote will be determined on a case-by-case basis Proposals to lower supermajority vote requirements will be determined on a case-by-case basis.
Merger and Corporate Restructuring

      Appraisal Rights
Generally vote for proposals to restore, or provide shareholders with, rights of appraisal.
      Asset Purchases
Generally vote case-by-case on asset purchase proposals, taking into account: (1) purchase price, including earnout and contingent payments; (2) fairness opinion; (3) financial and strategic benefits; (4) how the deal was negotiated; (5) conflicts of interest; (6) other alternatives for the business; or (7) noncompletion risk (company's going concern prospects, possible bankruptcy).
      Asset Sales
Votes on asset sales should be determined on a case-by-case basis after considering: (1) impact on the balance sheet/working capital; (2) potential elimination of diseconomies; (3) anticipated financial and operating benefits; (4) anticipated use of funds; (5) value received for the asset; fairness opinion (if any); (6) how the deal was negotiated; or (6) Conflicts of interest
      Conversion of Securities
Votes on proposals regarding conversion of securities are determined on a case-by-case basis. When evaluating these proposals, should review (1) dilution to existing shareholders' position; (2) conversion price relative to market value; (3) financial issues: company's financial situation and degree of need for capital; effect of the transaction on the company's cost of capital; (4) control issues: change in management; change in control; standstill provisions and voting agreements; guaranteed contractual board and committee seats for investor; veto power over certain corporate actions; (5) termination penalties; (6) conflict of interest: arm's length transactions, managerial incentives.  Generally vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.
      Corporate Reorganization
Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.
      Reverse Leveraged Buyouts
Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

       Formation of Holding Company
Votes on proposals regarding the formation of a holding company should be determined on a case-by-case basis taking into consideration: (1) the reasons for the change; (2) any financial or tax benefits; (3) regulatory benefits; (4) increases in capital structure; (5) changes to the articles of incorporation or bylaws of the company.  Absent compelling financial reasons to recommend the transaction, generally vote against the formation of a holding company if the transaction would include either of the following: (1) increases in common or preferred stock in excess of the allowable maximum as calculated a model capital structure; (2) adverse changes in shareholder rights; (3) g oing private transactions; (4) votes going private transactions on a case-by-case basis, taking into account: (a) offer price/premium; (b) fairness opinion; (c) how the deal was negotiated; (d) conflicts of interest; (e) other alternatives/offers considered; (f) noncompletion risk.
      Joint Ventures
Vote on a case-by-case basis on proposals to form joint ventures, taking into account: (1) percentage of assets/business contributed; (2) percentage ownership; (3) financial and strategic benefits; (4) governance structure; (5) conflicts of interest; (6) other alternatives; (7) noncompletion risk; (8) l iquidations.  Votes on liquidations should be determined on a case-by-case basis after reviewing: (1) management's efforts to pursue other alternatives such as mergers; (2) appraisal value of the assets (including any fairness opinions); (3) compensation plan for executives managing the liquidation.  Generally vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.
      Mergers and Acquisitions
Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to: (1) prospects of the combined companies; (2) anticipated financial and operating benefits; (3) offer price; (4) fairness opinion; (5) how the deal was negotiated; (6) changes in corporate governance and their impact on shareholder rights; (7) change in the capital structure; (8) conflicts of interest.
      Private Placements
Votes on proposals regarding private placements should be determined on a case-by-case basis. When evaluating these proposals, should review: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue alternatives such as mergers; (5) control issues; (6) conflict of interest.  Generally vote for the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.
      Prepackaged Bankruptcy Plans
Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

       Recapitalization
Votes case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.
      Reverse Stock Splits
Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.  Generally vote for management proposals to implement a reverse stock split to avoid delisting.  Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.
      Spinoffs
Votes on spinoffs should be considered on a case-by-case basis depending on: (1) tax and regulatory advantages; (2) planned use of the sale proceeds; (3) valuation of spinoff; fairness opinion; (3) benefits that the spinoff may have on the parent company including improved market focus; (4) conflicts of interest; managerial incentives; (5) any changes in corporate governance and their impact on shareholder rights; (6) change in the capital structure
      Value Maximization Proposals
Vote case-by-case on shareholder proposals seeking to maximize shareholder value.
Capital Structure

      Adjustments to Par Value of Common Stock
Generally vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an antitakeover device or some other negative corporate governance action.  Generally vote for management proposals to eliminate par value.
      Common Stock Authorization
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis.  Generally vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.  Generally vote for proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.
      Dual-class Stock

Generally vote against proposals to create a new class of common stock with superior voting rights.  Generally vote for proposals to create a new class of nonvoting or subvoting common stock if: (1) it is intended for financing purposes with minimal or no dilution to current shareholders; (2) it is not designed to preserve the voting power of an insider or significant shareholder.

      Issue Stock for Use with Rights Plan
Generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan.

       Preemptive Rights
Votes regarding shareholder proposals seeking preemptive rights should be determined on a case-by-case basis after evaluating: (1) the size of the company; (2) the shareholder base; (3) the liquidity of the stock
      Preferred Stock
Generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).  Generally vote for proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).  Generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.  Generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.  Generally vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.
      Recapitalization
Vote case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.
      Reverse Stock Splits
Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.  Generally vote for management proposals to implement a reverse stock split to avoid delisting.  Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.
      Share Repurchase Programs
Generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.
      Stock Distributions: Splits and Dividends
Generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.
      Tracking Stock
Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: (1) adverse governance changes; (2) excessive increases in authorized capital stock; (3) unfair method of distribution; (4) diminution of voting rights; (5) adverse conversion features; (6) negative impact on stock option plans; (7) other alternatives such as a spinoff.
Executive and Director Compensation

Executive and Director Compensation
Votes on compensation plans for directors are determined on a case-by-case basis.
      Stock Plans in Lieu of Cash
Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a case-by-case basis.  Generally vote for plans which provide a dollar-for-dollar cash for stock exchange.  Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a case-by-case basis.

       Director Retirement Plans
Generally vote against retirement plans for nonemployee directors.  Generally vote for shareholder proposals to eliminate retirement plans for nonemployee directors.
      Management Proposals Seeking Approval to Reprice Options
Votes on management proposals seeking approval to reprice options are evaluated on a case-by-case basis giving consideration to the following: (1) historic trading patterns; (2) rationale for the repricing; (3) value-for-value exchange; (4) option vesting; (5) term of the option; (6) exercise price; (7) participants; (8) e mployee stock purchase plans.  Votes on employee stock purchase plans should be determined on a case-by-case basis.  Generally vote for employee stock purchase plans where: (1) purchase price is at least 85 percent of fair market value; (2) offering period is 27 months or less, and (3) potential voting power dilution (VPD) is ten percent or less.  Generally vote against employee stock purchase plans where either: (1) purchase price is less than 85 percent of fair market value; (2) Offering period is greater than 27 months, or (3) VPD is greater than ten percent
      Incentive Bonus Plans and Tax Deductibility Proposals
Generally vote for proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive.  Generally vote for proposals to add performance goals to existing compensation plans.  Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment considered on a case-by-case basis.  Generally vote for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes if no increase in shares is requested.
      Employee Stock Ownership Plans (ESOPs)
Generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)
      401(k) Employee Benefit Plans
Generally vote for proposals to implement a 401(k) savings plan for employees.
      Shareholder Proposals Regarding Executive and Director Pay
Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.  Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.  Generally vote against shareholder proposals requiring director fees be paid in stock only.  Generally vote for shareholder proposals to put option repricings to a shareholder vote.  Vote for shareholders proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation.  Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

       Performance-Based Option Proposals
Generally vote for shareholder proposals advocating the use of performance-based equity awards (indexed, premium-priced, and performance-vested options), unless: (1) the proposal is overly restrictive; or (2) the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

      Stock Option Expensing
Generally vote for shareholder proposals asking the company to expense stock options unless the company has already publicly committed to start expensing by a specific date.
      Golden and Tin Parachutes
Generally vote for shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.  Vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The offering price of the Fund’s shares is equal to the Fund’s per share net asset value. Information on how to purchase and redeem Fund shares and how such shares are priced is included in the Prospectus.

Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange (“NYSE”) is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC) an emergency exists as a result of which disposal or fair valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. The Fund may also suspend or postpone the recordation of an exchange of its shares upon the occurrence of any of the foregoing conditions.

            If the Board determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, the Fund may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds. The Fund intends to comply with Rule 18f-1 promulgated under the 1940 Act with respect to redemptions in kind.

EXCHANGE PRIVILEGE

You may only exchange shares of the Fund for shares of another Fund offered by the Trust. Currently, there are no Fund exchange privileges.

TAXES

Distributions of Net Investment Income.  The Fund receives income generally in the form of dividends and interest on its investments in portfolio securities.  This income, less expenses incurred in the operation of the Fund, constitutes its net investment income from which dividends may be paid to you.  If you are a taxable investor, any distributions by the Fund from such income (other than qualified dividend income received by individuals) will be taxable to you at ordinary income tax rates, whether you take them in cash or in additional shares. Distributions from qualified dividend income are taxable to individuals at long-term capital gain rates, provided certain holding period requirements are met.  See the discussion below under the heading, “Qualified Dividend Income for Individuals.”

Distributions of Capital Gains.  The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities.  Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income.  Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund.  Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Capital loss carryforwards. The Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. The Fund’s capital loss carryforward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, whether or not distributed to shareholders. Accordingly, the Fund does not expect to distribute realized capital gains to the extent such capital gains are offset by capital loss carryforwards. The Funds cannot carry back or carry forward any net operating losses. As of September 30, 2008, the Fund had capital loss carryforwards available for federal income tax purposes, which expire in the year indicated:

Capital Losses Expiring:

9/30/2011	9/30/2012	9/30/2013	9/30/2014	9/30/2015	9/30/2016
($40,176,801)	($52,475,216)	($132,807,254)	($36,133,024)	($50,953,953)	($71,382,038)

       Returns of Capital.   If the Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders.  A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold. Any return of capital in excess of your basis, however, is taxable as a capital gain.

       Information on the Amount and Tax Character of Distributions.   The Fund will inform you of the amount and character of your distributions at the time they are paid, and will advise you of the tax status of such distributions for federal income tax purposes shortly after the close of each calendar year.  If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividends or capital gains, and in the case of non-U.S. shareholders, the Fund may further designate and distribute as interest-related dividends and short-term capital gain dividends, a percentage of income that may not be equal to the actual amount of such income earned during the period of your investment in the Fund.  Taxable distributions declared by the Fund in December to shareholders of record in such month, but paid in January, are taxable to you as if they were paid in December.

       Election to be Taxed as a Regulated Investment Company.   The Fund has elected, or intends to elect, to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and intends to so qualify during the current fiscal year.  As a regulated investment company, the Fund generally is not subject to entity level federal income tax on the income and gains it distributes to you.  The Board reserves the right not to distribute the Fund’s net long-term capital gain or not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.  If net long-term capital gain is retained, the Fund would be taxed on the gain at the highest corporate tax rate, and shareholders would be notified that they are entitled to a credit or refund for the tax paid by the Fund.  If the Fund fails to qualify as a regulated investment company, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be treated as taxable dividend income to the extent of such Fund’s earnings and profits.

        In order to qualify as a regulated investment company for federal income tax purposes, the Fund must meet certain asset diversification, income and distribution specific requirements, including:

        (i)    The Fund must maintain a diversified portfolio of securities, wherein no security, including the securities of a qualified publicly traded partnership (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the Fund’s total assets, and, with respect to 50% of the Fund’s total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of the Fund’s total assets or 10% of the outstanding voting securities of the issuer;

       (ii)   The Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or disposition of stock, securities or foreign currencies or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership; and

      (iii)  The Fund must distribute to its shareholders at least 90% of its investment company taxable income and net tax-exempt income for each of its fiscal years.

       Excise Tax Distribution Requirements. As a regulated investment company, the Fund is required to distribute its income and gains on a calendar year basis, regardless of the Fund’s fiscal year end as follows:

       Required distributions.   To avoid a 4% federal excise tax, the Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:  98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the 12-month period ending October 31; and 100% of any undistributed amounts from the prior year.  The Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as if received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.

       Post-October losses. Because the periods for measuring a regulated investment company’s income are different for excise and income tax purposes special rules are required to protect the amount of earnings and profits needed to support excise tax distributions.  For instance, if a regulated investment company that uses October 31st as the measurement period for paying out capital gain net income realizes a net capital loss after October 31 and before the close of its taxable year, the fund likely would have insufficient earnings and profits for that taxable year to support the dividend treatment of its required distributions for that calendar year.  Accordingly, the Fund is permitted to elect to treat net capital losses realized between November 1 and its fiscal year end of September 30 (‘‘post-October loss”) as occurring on the first day of the following tax year (i.e., October 1).

       Sales, Exchanges and Redemption of Fund Shares.   Sales, exchanges and redemptions (including redemptions in kind) of Fund shares are taxable transactions for federal and state income tax purposes.  If you redeem your Fund shares, the Internal Revenue Service (the “IRS”) requires you to report any gain or loss on your redemption.  If you held your shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares.

       Redemptions at a loss within six months of purchase.   Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.

       Wash sales. All or a portion of any loss that you realize on a redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption.  Any loss disallowed under these rules will be added to your tax basis in the new shares.

       Cost Basis Reporting .  Under recently enacted provisions of the Emergency Economic Stabilization Act of 2008, the Fund’s administrative agent will be required to provide you with cost basis information on the sale of any of your shares in the Fund, subject to certain exceptions.  This cost basis reporting requirement is effective for shares purchased in the Fund on or after January 1, 2012.

       U.S. Government Securities.   Income earned on certain U.S. government obligations is exempt from state and local personal income taxes if earned directly by you.  States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that must be met by the Fund.  Income on investments by the Fund in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., GNMA or FNMA obligations), generally does not qualify for tax-free treatment.  The rules on exclusion of this income are different for corporations.

      Qualified Dividend Income for Individuals.   For individual shareholders, a portion of the dividends paid by the Fund may be qualified dividends, which is eligible for taxation at long-term capital gain rates.  This reduced rate generally is available for dividends paid by the Fund out of dividends earned on the Fund’s investment in stocks of domestic corporations and qualified foreign corporations.  Either none or only a nominal portion of the dividends paid by the Fund will be qualified dividend income because the Fund does not invest primarily in stocks of domestic corporations and qualified foreign corporations.

       Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment.  Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend.  Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend.  The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.

       While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes.  For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense.  For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

       After the close of its fiscal year, the Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates.  If 95% or more of the Fund’s income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income.

       This favorable taxation of qualified dividend income at long-term capital gain tax rates expires and will no longer apply to dividends paid by the Fund with respect to its taxable years beginning after December 31, 2010 (sunset date), unless such provision is extended or made permanent.

       Extraordinary Dividends . If an individual receives a dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than or equal to 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

       Dividends-Received Deduction for Corporations.   For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the dividends-received deduction.  The portion of dividends paid by the Fund that so qualifies will be designated each year in a notice mailed to the Fund’s shareholders, and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of the Fund if the Fund was a regular corporation.  Either none or only a nominal portion of the dividends paid by the Fund will be qualified dividend income because the Fund does not invest primarily in stocks of domestic corporations and qualified foreign corporations.

       The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction.  The amount that the Fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend.  Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated.  Even if designated as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.

       Investment in Complex Securities. The Fund may invest in complex securities that could be subject to numerous special and complex tax rules.  These rules could accelerate the recognition of income by the Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions) and/or defer the Fund’s ability to recognize a loss, and, in limited cases, subject the Fund to U.S. federal income tax.  These rules could also affect whether gain or loss recognized by the Fund is treated as ordinary or capital, or as interest or dividend income.  These rules could, therefore, affect the amount, timing or character of the income distributed to you by the Fund.  For example:

       Derivatives. The Fund is permitted to invest in certain options, futures, forwards or foreign currency contracts.  If the Fund makes these investments, under certain provisions of the Code, it may be required to mark-to-market these contracts and recognize for federal income tax purposes any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts.  Under these provisions, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, the Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income and ordinary income arising from certain foreign currency contracts), and to realize and distribute any resulting income and gains.

       Short sales and securities lending transactions. The Fund’s entry into a short sale transaction or an option or other contract could be treated as the “constructive sale” of an “appreciated financial position,” causing it to realize gain, but not loss, on the position.  Additionally, the Fund’s entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income.  This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income.

       Tax straddles .  The Fund’s investment in options, futures, forwards or foreign currency contracts in connection with certain hedging transactions could cause it to hold offsetting positions in securities.  If the Fund’s risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax “straddle” or to hold a “successor position” that would require any loss realized by it to be deferred for tax purposes.

       Convertible debt.   Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest.  If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond.  If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt.

       Index swap agreements .  As a result of entering into index swaps, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will constitute ordinary income or deductions, while termination of a swap will result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year).

       Investments in securities of uncertain tax character.    The Fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

  Backup Withholding.   By law, the Fund must withhold a portion of your taxable dividends and sales proceeds unless you:

●         provide your correct social security or taxpayer identification number,
●         certify that this number is correct,
●         certify that you are not subject to backup withholding and
●         certify that you are a U.S. person (including a U.S. resident alien).

       The Fund also must withhold if the IRS instructs it to do so.  When withholding is required, the amount will be 28% of any dividends or proceeds paid.  The special U.S. tax certification requirements applicable to non-U.S. investors are described under the “Non-U.S. Investors” heading below.

       Non-U.S. Investors.   Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

           In general. The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by the Fund.  Exemptions from this U.S. withholding tax are provided for dividends designated as capital gain dividends paid by the Fund from its net long-term capital gains, and with respect to taxable years of a Fund beginning before January 1, 2010 (sunset date), interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

       Capital gain dividends and short-term capital gain dividends .  In general, (i) a capital gain dividend designated by the Fund and paid from its net long-term capital gains, or (ii) with respect to taxable years of the Fund beginning before January 1, 2010 (sunset date), a short-term capital gain dividend designated by the Fund and paid from its net short-term capital gains, other than long- or short-term capital gains realized on disposition of U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

       Interest-related dividends .  With respect to taxable years of the Fund beginning before January 1, 2010 (sunset date), dividends designated by the Fund as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest and (4) any interest-related dividend from another regulated investment company.  On any payment date, the amount of an income dividend that is designated by the Fund as an interest-related dividend may be more or less than the amount that is so qualified. This is because the designation is based on an estimate of the Fund’s qualified net interest income for its entire fiscal year, which can only be determined with exactness at fiscal year end. As a consequence, the Fund may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor’s only recourse may be to either forgo recovery of the excess withholding, or to file a United States nonresident income tax return to recover the excess withholding.

Further limitations on tax reporting for interest-related dividends and short-term capital gain dividends for non-U.S. investors.  The Fund does not intend to designate interest-related or short-term capital gain dividends.

       Net investment income from dividends on stock and foreign source interest income continue to be subject to withholding tax; effectively connected income .  Ordinary dividends paid by the Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax.  If you hold your Fund shares in connection with a U.S. trade or business, your income and gains will be considered effectively connected income and taxed in the U.S. on a net basis, in which case you may be required to file a nonresident U.S. income tax return.

       Investment in U.S. real property. The Fund may invest in equity securities of corporations that invest in U.S. real property, including U.S. Real Estate Investment Trusts (U.S.-REIT). The sale of a U.S. real property interest (USRPI) by a U.S.-REIT in which the Fund invests may trigger special tax consequences to the Fund’s non-U.S. shareholders.

       The Foreign Investment in Real Property Tax Act of 1980 (FIRPTA) makes non-U.S. persons subject to U.S. tax on disposition of a USRPI as if he or she were a U.S. person.  Such gain is sometimes referred to as FIRPTA gain. The Code provides a look-through rule for distributions of FIRPTA gain by a regulated investment company (RIC), such as the Fund, from a U.S.-REIT (other than one that is domestically controlled) as follows:

●
The RIC is classified as a qualified investment entity.  A RIC is classified as a “qualified investment entity” with respect to a distribution to a non-U.S. person which is attributable directly or indirectly to a distribution from a U.S.-REIT if, in general, more than 50% of the RIC’s assets consists of interests in U.S.-REITs and U.S. real property holding corporations, and

●	You are a non-U.S. shareholder that owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the distribution.
●
If these conditions are met, such Fund distributions to you are treated as gain from the disposition of a USRPI, causing the distributions to be subject to U.S. withholding tax at a rate of 35%, and requiring that you file a nonresident U.S. income tax return.

●
In addition, even if you do not own more than 5% of a class of Fund shares, but the Fund is a qualified investment entity, such Fund distributions to you will be taxable as ordinary dividends (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or lower treaty rate.

       These rules apply to dividends with respect to the Fund’s taxable years beginning before January 1, 2010 (sunset date), except that after such sunset date, Fund distributions from a U.S.- REIT (whether or not domestically controlled) attributable to FIRPTA gain will continue to be subject to the withholding rules described above provided the Fund would otherwise be classified as a qualified investment entity.

       Because the Fund expects to invest less than 50% of its assets at all times, directly or indirectly in U.S. real property interests, the Fund expects that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions would be subject to FIRPTA reporting and tax withholding.

       U.S. estate tax . An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Fund shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the U.S. federal estate tax lien has been released.  In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000).  For estates with U.S. situs assets of not more than $60,000, the Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount. In addition, a partial exemption from U.S estate tax may apply to Fund shares held by the estate of a nonresident decedent.  The amount treated as exempt is based upon the proportion of the assets held by the Fund at the end of the quarter immediately preceding the decedent's death that are debt obligations, deposits or other property that would generally be treated as situated outside the United States if held directly by the estate.  This provision applies to decedents dying after December 31, 2004 and before January 1, 2010, unless such provision is extended or made permanent.  Transfers by gift of shares of the Fund by a non-U.S. shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax.

       U.S. tax certification rules .  Special U.S. tax certification requirements apply to non-U.S. shareholders both to avoid U.S. back up withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence.  In general, a non-U.S. shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty.  A Form W-8 BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.

       The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.  Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax.

       Effect of Future Legislation; Local Tax Considerations .  The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Fund.

       This discussion of “Taxes” is not intended or written to be used as tax advice and does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules.  You should consult your own tax advisor regarding your particular circumstances before making an investment in the Fund.

OTHER INFORMATION

Capital Stock

       Shareholders in the Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders of the Fund will vote in the aggregate except where otherwise required by law. There will normally be no meetings of shareholders for the purpose of electing members of the Board unless and until such time as less than a majority of the members holding office have been elected by shareholders. Any Trustee of the Trust may be removed from office upon the vote of shareholders holding at least a majority of the Trust’s outstanding shares, at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Board member at the written request of holders of 10% of the outstanding shares of the Trust.

       All shareholders of the Fund, upon liquidation, will participate ratably in the Fund’s net assets. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights.

Reverse Stock Splits

       The Fund’s shares have been adjusted to reflect six reverse stock splits. The reverse stock splits were as follows:

Date	Rate	Net Asset Value Before Split	Net Asset Value After Split	Shares Outstanding Before Split	Shares Outstanding After Split
10/06/04	1 for 100	$0.03	$3.14	352,335,196	3,523,352
06/03/05	1 for 10	$0.01	$0.13	96,265,031	9,626,503
09/12/05	1 for 1,000	$0.04	$40.48	395,367,388	395,367
02/21/07	1 for 100	$0.12	$12.00	26,550,187	265,502
08/17/07	1 for 10	$3.51	$35.12	56,793,828	5,679,383
05/19/08	1 for 100	$0.42	$41.85	22,944,509	229,445

       The effect of the reverse stock splits was to reduce the number of shares outstanding of the Fund while maintaining the Fund’s and each shareholder’s aggregate net asset value (“NAV”), consequently increasing the NAV per share by a factor of 100, 10, 1,000, 100, 10 and 100, respectively. Each shareholder’s aggregate investment in the Fund remained unchanged as a result of the reverse stock splits. The reverse stock split had no effect on the number or par value of the Fund’s authorized shares.

Code of Ethics

      Pursuant to Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Adviser’s Act of 1940, as amended, the Fund, its investment advisor, sub-advisor, administrator and principal underwriter have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Fund, subject to certain conditions. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility. A copy of the Fund’s, its investment advisor’s, sub-advisor’s and principal underwriter’s Codes of Ethics are on file with the SEC.

Independent Registered Public Accounting Firm

KPMG LLP (“KPMG”), 777 East Wisconsin Avenue, Suite 1500 Milwaukee, WI 53202, has been selected as the independent registered public accounting firm to examine and report on the Fund’s financial statements.

Counsel

Stradley Ronon Stevens & Young, LLP, located at 2600 One Commerce Square, Philadelphia, PA 19103 serves as counsel for the Trust, and may render certain legal services to GFWM and its affiliated companies.

Custodian and Transfer Agent

U.S. Bank National Association (“U.S. Bank”), located at 1555 N. River Center Drive, Suite 302, Milwaukee, WI 53212, serves as the custodian for some of the Fund’s assets pursuant to a custodian agreement (the “U.S. Bank Contract”) with the Fund. Under the U.S. Bank Contract, U.S. Bank (i) holds and transfers portfolio securities on account of the Fund, (ii) accepts receipts and makes disbursements of money on behalf of the Fund’s securities and (iii) makes periodic reports to the Board of Trustees concerning the Fund’s operations.

U.S. Bancorp Fund Services, LLC (the “Transfer Agent”), located at 615 East Michigan Street, Milwaukee, WI 53202, serves as the Fund’s transfer and dividend-paying agent. Under the transfer agency agreement, the Transfer Agent maintains the shareholder account records for the Fund, handles certain communications between shareholders and the Fund, distributes dividends and distributions payable by the Fund and produces statements with respect to account activity for the Fund and its shareholders. For these services, the Transfer Agent receives fees from the Fund computed on the basis of the number of shareholder accounts that the Transfer Agent maintains for the Fund during each month and is reimbursed for out-of-pocket expenses.  U.S. Bancorp Fund Services, LLC and U.S. Bank are affiliates.

Administrator

Administrative Agent. U.S. Bancorp Fund Services, LLC (“USBFS”) also provides administrative services to the Trust. In this capacity, USBFS supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. USBFS supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the SEC and state securities commissions, and materials for meetings of the Board of Trustees. The Fund pays USBFS a monthly fee based on the Fund’s average daily net assets.

Prior to April 1, 2007, Integrated Investment Services, 303 Broadway, Suite 1100 Cincinnati, OH 45202, served as administrator to the Trust.

The Fund paid the following administration fees for the periods indicated:

For the Fiscal Year Ended 09/30/08	For the Fiscal Year Ended 09/30/07	For the Fiscal Year Ended 9/30/06
$35,258	$46,788	$91,750

FINANCIAL STATEMENTS

The Fund’s annual report for the fiscal year ended September 30, 2008 is incorporated herein by reference in its entirety. The Certified Shareholder Report was filed on December 3, 2008.

APPENDIX

DESCRIPTION OF RATINGS

Commercial Paper Ratings

Commercial paper rated A-1 by the Standard and Poor’s Division of The McGraw-Hill Companies, Inc. (“S&P”) indicates that the degree of safety regarding timely payment is perceived to be strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 is the highest commercial paper rating assigned by Moody’s Investors Services, Inc. (“Moody’s”). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Corporate Bond Ratings

The following summarizes the ratings used by S&P for corporate bonds:

AAA — This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA — Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

A — Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB — This is the lowest investment grade rating. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B and CCC — Debt rated BB and B are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B, and CCC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB — Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B — Debt rated B has a greater vulnerability to default than debt rated BB but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC — Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, debt rated CCC is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC — This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C — This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI — The rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

To provide more detailed indications of credit quality, the ratings may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

D — Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The following summarizes the ratings used by Moody’s for corporate bonds:

Aaa — Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa — Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A — Bonds which are rated A possess many favorable investment attributes and are considered to be upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa — Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact, have speculative characteristics as well.

Ba — Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B — Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody’s applies numerical modifiers (1, 2 and 3) with respect to bonds rated “Aa” through “B.” The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

Caa — Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

Ca — Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C — Bonds which are rated C comprise the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

PART C
OTHER INFORMATION

Item 23. Exhibits

Exhibit No.                     Description of Exhibit

(a)	(1)	Certificate of Trust of GE Private Asset Management Funds (5)

(2)	Declaration of Trust of GE Private Asset Management Funds (5)

(3)	Certificate of Amendment to Certificate of Trust of GE Private Asset Management Funds, filed in Delaware on June 19, 2006 (7)

(b)	Bylaws of GE Private Asset Management Funds (5)

(c)	Form of Stock Certificate (1)

(d)	(1)	Form of Investment Advisory Agreement with GE Private Asset Management, Inc. for the Contra Fund, effective January 30, 2006 (6)

(2)	Form of Investment Subadvisory Agreement with Credit Suisse Asset Management, LLC for the Contra Fund, effective January 30, 2006 (6)

(e)	Form of Distribution Agreement with Capital Brokerage Corporation (3)

(f)	Not applicable

(g)	Form of Custody Agreement with U.S. Bank National Association dated February 2007 for the Contra Fund (9)

(h)	Form of Fund Administration, Accounting and Transfer Agency Servicing Agreements with U.S. Bancorp Fund Services, LLC as of February 2007 (9)

(i)	(1)	Opinion and Consent of Willkie Farr & Gallagher (1)
	(2)	Opinion and Consent of Venable, Baetjer and Howard, LLP (1)

(j)	(1)	Consent of Independent Registered Public Accounting Firm – filed herewith

(2)	Powers of Attorney (6)

(l)	Purchase Agreement (1)

(m)	Not applicable.

(n)	Not applicable.

(o)	Not applicable.

(p)	(1)	Credit Suisse Asset Management, LLC Code of Ethics (2)

(2)	Credit Suisse Asset Management, LLC US Supplement to Code of Ethics (4)

(3)	Credit Suisse Asset Management, LLC Global Personal Trading Policy (8)

(4)
Wealth Management Code of Ethics for Genworth Financial Wealth Management, Genworth Financial Asset Management Funds, Genworth Financial Trust Company and Capital Brokerage Corporation – filed herewith.

___________________
(1)	Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A filed on November 30, 1998.
(2)	Incorporated by reference to Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A filed on January 28, 2003.
(3)	Incorporated by reference to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A filed on November 29, 2004.
(4)	Incorporated by reference to Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A filed on January 28, 2005.
(5)	Incorporated by reference to Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A filed on September 9, 2005.
(6)	Incorporated by reference to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A filed on February 1, 2006.
(7)	Incorporated by reference to Post-Effective Amendment No. 14 to Registrant’s Registration Statement on Form N-1A file on August 4, 2006
(8)	Incorporated by reference to Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A filed on January 31, 2007.
(9)	Incorporated by reference to Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A filed on May 8, 2007.

Item 24.	Persons Controlled by or Under Common Control with Registrant

All of the outstanding shares of Registrant on the date of the Registrant's Registration Statement are held of record by Genworth Financial Trust Company for the benefit of Genworth Financial Wealth Management, Inc., for the benefit of their mutual clients. Genworth Financial Wealth Management, Inc. has complete investment discretion and voting authority with respect to the shares of the Fund held by its clients.

Item 25.	Indemnification

Paragraph (a)(i) of Section 3 of Article VII of the Trust’s Declaration of Trust provides that, subject to the exceptions and limitations contained in that Section 3 and in the Trust’s By-Laws, every person who is, has been, or becomes a Trustee or officer of the Trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by state law and the Investment Company Act of 1940 (“1940 Act”) against judgments, fines, penalties, settlements and reasonable expenses (including attorneys’ fees) actually paid or incurred by him or her in connection with any proceeding in which he or she was or is a party or is threatened to be made a party or otherwise becomes involved to any proceedings, by reason of alleged acts or omissions within the scope of his or her service as a Trustee or officer of the Trust. Section 2 of Article VII of the Trust’s By-Laws provides that, subject to the exceptions and limitations contained in Section 4 of that Article of the By-Laws, the Trust shall indemnify its Trustees and officers to the fullest extent permitted by state law and the 1940 Act.

Paragraph (e) of Section 3 of Article VII of the Trust’s Declaration of Trust and Section 5 of Article VII of the Trust’s By-Laws provide that the Trust’s financial obligations arising from the provided indemnification may be insured by policies maintained by the Trust on behalf of any Covered Person or agent. Section 5 of Article VII provides that The Trustees shall be entitled and empowered to the fullest extent permitted by law to purchase with Trust assets insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee, officer or agent of the Trust in connection with any proceeding in which he or she may become involved by virtue of his or her capacity or former capacity as a Trustee, officer or agent of the Trust. Insurance coverage generally referred to as for “errors and omissions” and for “directors and officers” has been obtained, at no cost to the Trust, or to Genworth Financial Contra Fund, its only series, by Genworth Financial, Inc., the ultimate parent of the Contra Fund’s adviser, Genworth Financial Wealth Management, Inc.

Additionally, with respect to indemnification against liability incurred by Registrant's distributor, reference is made to Paragraph 1.11 of the form of Distribution Agreement dated December 6, 2005 between GE Private Asset Management Funds and Capital Brokerage Corporation. With respect to indemnification against liability incurred by Registrant's investment adviser and Sub-adviser, reference is made to Section 5 of the Investment Advisory Agreement, dated January 30, 2006, between GE Private Asset Management Funds and GE Private Asset Management, Inc., and to Section 9 of the Investment SubAdvisory Agreement, dated January 30, 2006, between GE Private Asset Management, Inc., and Credit Suisse Asset Management, LLC.

Item 26.	Business and Other Connections of Investment Adviser

Genworth Financial Wealth Management, Inc. (”GFWM”) is a registered investment adviser. GFWM is an indirect wholly-owned subsidiary of Genworth Financial, Inc. Information as to the officers and directors of GFWM is included in its Form ADV last filed with the Securities and Exchange Commission (SEC File No. 801-56323) and is incorporated herein by reference.

Credit Suisse Asset Management, LLC serves as sub-adviser to the Genworth Financial Contra Fund. Information as to the officers and directors of Credit Suisse Asset Management, LLC is included in its Form ADV last filed with the Securities and Exchange Commission (SEC File No. 801-37170) and is incorporated herein by reference.

Item 27.	Principal Underwriter

(a)
Capital Brokerage Corporation (“CBC”) also serves as distributor for AssetMark Funds and for flexible premium variable annuity contracts and variable life insurance policies issued through Separate Accounts I, II, III, 4, 5 and 6 of Genworth Life and Annuity Insurance Company.

(b)
The information required by this Item 27 with respect to each director and officer of CBC is incorporated herein by reference to Schedule A of Form BD filed by CBC pursuant to the Securities Exchange Act of 1934, as amended (SEC File No. 8-45710).

(c)	None.

Item 28.	Location of Accounts and Records

All accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the 1940 Act, and the rules thereunder, are maintained at the following offices:

(1)	Genworth Financial Asset Management Funds
(formerly G.E. Private Asset Management Funds)
2300 Contra Costa Blvd., Ste. 600
Pleasant Hill, CA 94253

(2)	Genworth Financial Wealth Management, Inc.
(formerly Genworth Financial Asset Management, Inc.)
2300 Contra Costa Blvd., Ste. 600
Pleasant Hill, CA 94253

(3)	Credit Suisse Asset Management LLC
Eleven Madison Avenue
New York, New York 10010
(records relating to its functions as sub-adviser)

(4)	U.S Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
(records relating to its functions as administrator, fund accountant and transfer agent)

(5)	Capital Brokerage Corporation
6620 West Broad Street
Building 2
Richmond VA, 23230
(records relating to its functions as distributor)

(6)	U.S. Bank National Association
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53212
(records relating to its functions as custodian)

Item 29.	Management Services

Not applicable.

Item 30.	Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Pleasant Hill, State of California on the 30th day of January, 2009.

GENWORTH FINANCIAL ASSET MANAGEMENT FUNDS

By: /s/ Carrie E. Hansen
Carrie E. Hansen
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signature	Title	Date
/s/ Carrie E. Hansen Carrie E. Hansen	President and Principal Executive Officer	January 30, 2009

/s/ Danell J. Doty Danell J. Doty	Treasurer and Principal Financial Officer	January 28, 2009

/s/ Gurinder S. Ahluwalia Gurinder S. Ahluwalia	Trustee	January 30, 2009

* /s/ John A. Fibiger John A. Fibiger	Trustee	January 30, 2009

* /s/ Dwight M. Jaffee	Trustee	January 30, 2009
Dwight M. Jaffee

* /s/ Douglas A. Paul	Trustee	January 30, 2009
Douglas A. Paul

By: /s/ Regina M. Fink
* Regina M. Fink, Secretary and Vice President
Executed by Regina M. Fink on behalf of those indicated pursuant to Powers of Attorney previously filed and incorporated herein by reference.

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit
(j)(1)	Consent of Independent Registered Public Accounting Firm

(p)(4)	Wealth Management Code of Ethics for Genworth Financial Wealth Management, Genworth Financial Asset Management Funds, Genworth Financial Trust Company and Capital Brokerage Corporation